Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras Alternative Mutual Funds
Multiple Hedge Fund Managers • Multiple Hedge Fund Strategies • Mutual Fund StructureSM

Prospectus
 April 29, 2016

as supplemented July 1, 2016

HATTERAS ALPHA HEDGED STRATEGIES FUND
NO LOAD: ALPHX      CLASS A: APHAX      CLASS C: APHCX      INSTITUTIONAL CLASS: ALPIX

HATTERAS LONG/SHORT EQUITY FUND
 CLASS A: HLSAX     INSTITUTIONAL CLASS: HLSIX

HATTERAS LONG/SHORT DEBT FUND
CLASS A: HFIAX       CLASS C: HFICX       INSTITUTIONAL CLASS: HFINX

HATTERAS MANAGED FUTURES STRATEGIES FUND
 CLASS A: HMFAX       CLASS C: HMFCX       INSTITUTIONAL CLASS: HMFIX CLASS H

HATTERAS ALTERNATIVE MULTI-MANAGER FUND
 CLASS A: HMMAX        CLASS C: HMMCX        INSTITUTIONAL CLASS: HHSIX

HATTERAS DISCIPLINED OPPORTUNITY FUND
CLASS A: HDOAX        INSTITUTIONAL CLASS: HDOIX

Investment Advisor: Hatteras Funds, LP

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

HATTERAS ALPHA HEDGED STRATEGIES FUND (the “Alpha Fund” or the “Fund”)

Investment Objective
The Hatteras Alpha Hedged Strategies Fund seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Alpha Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on pages 78-85 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on pages 54-59 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	No Load	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(3)		No Load		Class A		Class C		Institutional Class
Management Fees		0.25%		0.25%		0.25%		0.25%
Distribution and Service (Rule 12b-1) Fees		None		0.25%		1.00%		None
Other Expenses		1.71%		1.46%		1.46%		1.46%
Shareholder Servicing Fee	0.25%		0.00%		0.00%		0.00%
Interest Expense and Dividends on Short Positions of Underlying Funds	1.13%		1.13%		1.13%		1.13%
Acquired Fund Fees and Expenses		1.89%		1.89%		1.89%		1.89%
Total Annual Fund Operating Expenses(4)		3.85%		3.85%		4.60%		3.60%
Less Fee Waivers and Expense Reimbursements		-0.23%		-0.23%		-0.23%		-0.23%
Net Annual Fund Operating Expenses		3.62%		3.62%		4.37%		3.37%

(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Purchases of Class C shares are subject to a 1.00% contingent deferred sales charge if held less than 12 months.
(3)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Fund’s and the Affiliated Funds’ Operating Services Agreement.
(4)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.49%, 2.49%, 3.24%, and 2.24% of the average daily net assets for the No Load, Class A, Class C, and Institutional Class shares, respectively (the “Expense Caps”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to waive all or a portion of its management fees and/or pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least June 30, 2017, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup fee waivers and/or expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such waiver or reimbursement.

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Example
This Example is intended to help you compare the cost of investing in the Alpha Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load	$365	$1,154	$1,962	$4,064
Class A	$822	$1,574	$2,344	$4,346
Class C	$438	$1,368	$2,305	$4,680
Institutional Class	$340	$1,082	$1,845	$3,847

Portfolio Turnover
The Alpha Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Alpha Hedged Strategies Fund pursues its investment objective by allocating the Fund’s assets primarily to one or more affiliated investment companies (the “Affiliated Funds”) that invest in securities and other instruments that afford strategic and tactical opportunities to employ strategies intended to protect against losses (i.e., hedged strategies). The Fund invests its assets with a weighting in one or more of the Affiliated Funds consistent with its objective of achieving long term capital appreciation, while maintaining low correlation to traditional financial market indices such as the S&P 500® Index. The Advisor is also the investment advisor to the Affiliated Funds, and in that role, the Advisor selects sub-advisors for the Affiliated Funds and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Fund may invest up to 100% of its assets in shares of the Affiliated Funds.

In addition to investing in Affiliated Funds, the Fund may invest in non-affiliated investment companies including exchange-traded funds (“ETFs”) (collectively with the Affiliated Funds, the “Underlying Funds”) as part of its principal investment strategies. The Fund’s performance and ability to achieve its objective rely on the performance of the Underlying Funds in which it invests.

The Advisor seeks to utilize multiple Underlying Funds that employ various investment strategies and whose performance is not correlated with major financial market indices. By allocating its assets among a number of Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Fund will be invested in multiple Underlying Funds utilizing non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may not function as anticipated.

The principal strategies to be employed by the Underlying Funds are as follows:

•	Long/Short Equity - This strategy employs long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempts to achieve capital appreciation.

•	Long/Short Debt - This strategy employs long and short trading to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income, asset-backed and mortgage-backed securities, and derivative securities and attempts to achieve current income, capital preservation and capital appreciation.

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•	Event Driven - This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event and attempts to achieve capital appreciation.

•	Managed Futures – This strategy is designed to capture macroeconomic trends in the commodities and financial futures markets.

The Adviser determines the amount of the Fund’s assets to allocate to each strategy based on market conditions and the strategies that the Adviser expects will best achieve the Fund’s investment objective. The allocation of assets may change over short or long periods of time.

The Underlying Funds may invest in securities of all market capitalizations (small, mid and large capitalization companies). Such securities include common and preferred stock, debt instruments, including convertible debt and high yield securities (i.e., “junk bonds”), options, futures, and privately negotiated options. The Underlying Funds may invest in debt instruments of any maturity, duration, or credit quality.

The Underlying Funds may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index, and currency rate swap agreements. Derivative instruments in which the Underlying Funds may invest include options, futures, and swaps. The Underlying Funds may invest in these types of instruments to reduce risk through hedging or to take market risk (i.e., for speculative purposes). The Underlying Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. The Advisor generally expects that such restricted securities will be liquid at the time of their purchase, as determined by the Fund’s policies and procedures approved by the Fund’s Board of Trustees.

The Fund and each Affiliated Fund may not directly invest more than 15% of their respective net assets in illiquid securities, and the Advisor expects that the Fund will not invest, directly or indirectly, more than 15% of its net assets in illiquid securities.

The Underlying Funds may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Alpha Fund. The following additional risks could affect the value of your investment:

•	Aggressive Investment Risks: The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Arbitrage Trading Risks: The principal risk associated with arbitrage investment strategies is that the underlying relationships between securities in which an Underlying Fund takes investment positions may change in an adverse manner, in which case the Underlying Fund, and consequently the Fund, may realize losses.

•	Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Underlying Funds and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

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•	Distressed Securities Risks. Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company’s capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the shareholder’s claims.

•	Fixed Income Securities Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•	Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•	Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•	High Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•	Illiquid Securities Risk: Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•	Managed Futures Strategy/Commodities Risks. Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

•	Market Risk: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

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•	Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Underlying Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Underlying Fund to lose money. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent an Underlying Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, such Underlying Fund may be more susceptible to risk factors affecting such types of securities.

•	Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.

•	Privately Negotiated Options Risks. The Fund intends to indirectly invest in privately negotiated options. Each privately negotiated option will be based on an asset or a basket of securities selected by the Underlying Fund. The counterparty to each privately negotiated option will typically be a financial institution (or an affiliate of a financial institution) that is experienced in the field of alternative investments. Upon expiration or termination of a privately negotiated option, the Underlying Fund will be entitled to a cash payment from the counterparty if the value of the asset or basket at that time is favorable to the Underlying Fund in comparison to the exercise price for the privately negotiated option. As with more traditional options, privately negotiated options will allow for the use of economic leverage. Although the Underlying Fund will not be exposed to risk of loss in excess of its payment for a privately negotiated option, the Underlying Fund, and consequently the Fund, may incur losses that are magnified by the use of leverage and the payment of fees to the counterparty. The Underlying Fund, and consequently the Fund, will also be exposed to the risk that the counterparty is unable to pay the settlement price upon the termination or expiration of a privately negotiated option.

•	REIT Risks. Investments in REITs will subject the Fund to various risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986 as amended, and to maintain exemption from the 1940 Act. As an indirect shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT’s operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Affiliated Funds intend to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the distributions the Fund receives may also be characterized for tax purposes as a return of capital.

•	Shares of Other Investment Companies Risks: The Fund and the Underlying Funds may invest in or sell short shares of other unaffiliated investment companies, including ETFs but excluding the Affiliated Funds, as a means to pursue their investment objectives. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

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•	Short Sales Risks: The Underlying Funds may make short sales of securities, which involve selling a security the Underlying Fund does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose an Underlying Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Underlying Fund and therefore the Fund. Short sales are subject to the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss to the Underlying Fund and therefore the Fund.

•	Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•	Special Situations Risks. The Fund may invest in Underlying Funds that use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce an indirect loss for the Fund.

•	Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Performance
The following performance information indicates some of the risks of investing in the Alpha Fund. The bar chart shows the Fund’s No Load shares’ performance from year to year and does not reflect deduction of sales charges. If sales charges were included, the return figures would be lower. The table illustrates how the Fund’s No Load, Class C, Class A, and Institutional Class shares’ average annual returns for 1, 5, and 10 years, as applicable, and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns

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During the period of time shown in the bar chart, the Alpha Fund’s No Load shares’ highest quarterly return was 10.05% for the quarter ended June 30, 2009, and the lowest quarterly return was -18.65% for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2015
	One Year	Five Year	Ten Year	Since Inception (9/23/2002)	Since Inception (8/1/2006)	Since Inception (5/2/2011)	Since Inception (9/30/2011)
No Load Shares
Return Before Taxes	-4.45%	1.01%	0.57%	1.93%	N/A	N/A	N/A
Return After Taxes on Distributions	-4.71%	0.95%	0.06%	1.54%	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-2.40%	0.76%	0.32%	1.42%	N/A	N/A	N/A
Class C Shares
Return Before Taxes	-5.58%	0.08%	N/A	N/A	-0.89%	N/A	N/A
Class A Shares
Return Before Taxes	-9.46%	N/A	N/A	N/A	N/A	-0.93%	N/A
Institutional Class Shares
Return Before Taxes	-4.40%	N/A	N/A	N/A	N/A	N/A	2.10%
BofA ML 3-Month Treasury Bill (reflects no deduction for fees, expenses, or taxes)	0.05%	0.07%	1.24%	1.39%	1.04%	0.07%	0.06%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)	-3.64%	-0.72%	0.05%	1.57%	-0.21%	-0.96%	1.23%
HFRI Fund of Funds Composite Index* (reflects no deduction for fees, expenses, or taxes)	-0.36%	2.08%	2.26%	3.72%	1.97%	1.77%	3.76%
S&P 500 Index (Dividends Reinvested) (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%	9.08%	7.45%	11.48%	17.42%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	3.25%	4.51%	4.35%	4.73%	3.10%	2.30%
* HFRI Fund of Funds Composite Index since inception annualized returns data is only available for monthly periods. Since inception annualized returns for the HFRI Fund of Funds Composite Index begin on 9/30/2002, 7/31/2006, 4/30/2011 and 9/30/2011 for the since inception periods for the Fund’s No Load, Class C, Class A, and Institutional Class shares, respectively.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

The Fund changed its benchmark indices from the HFRI Fund of Funds Composite Index, S&P 500 Index, and Barclays Aggregate Bond Index to the BofA ML 3-Month Treasury Bill and HFRX Global Hedge Fund Index because the Advisor believes that such indices are more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

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The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The HFRI Fund of Funds Composite Index is an equal-weighted index of over 400 hedge funds of funds that have at least $50 million under management or have been operating for at least twelve months.

Management
Investment Advisor: Hatteras Funds, LP

Portfolio Manager: The Alpha Fund is managed by the following portfolio manager.

Portfolio Manager	Years of Service with the Fund	Primary Title with the Advisor
Michael P. Hennen, CFA	6.5	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Alpha Fund shares on any business day by written request via mail (Hatteras Alpha Hedged Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Type of Account	To Open Your Account	To Add to Your Account
No Load, Class A, Class C
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Alpha Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Alpha Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

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HATTERAS LONG/SHORT EQUITY FUND (the “Long/Short Equity Fund” or the “Fund”)

Investment Objective
The Hatteras Long/Short Equity Fund seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Long/Short Equity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on pages 78-85 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on pages 54-59 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)		Class A		Institutional Class
Management Fees		None		None
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		1.93%		1.93%
Interest Expense and Dividends on Short Positions of Underlying Funds	1.33%		1.33%
Acquired Fund Fees and Expenses		1.82%		1.82%
Total Annual Fund Operating Expenses(3)		4.00%		3.75%
Less Fee Waivers and Expense Reimbursements		-0.43%		-0.43%
Net Annual Fund Operating Expenses		3.57%		3.32%

(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Fund’s and the Affiliated Funds’ Operating Services Agreement.
(3)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.24% and 1.99% of the average daily net assets for the Class A and Institutional Class shares, respectively (the “Expense Caps”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least June 30, 2017, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Long/Short Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$817	$1,598	$2,394	$4,456
Institutional Class	$335	$1,107	$1,899	$3,966

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Portfolio Turnover
The Long/Short Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Long/Short Equity Fund pursues its investment objective by allocating the Fund’s assets primarily to one or more affiliated investment companies (the “Affiliated Funds”) that employ various long/short or short-only investment styles. Short strategies involve selling a security the seller does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. The Fund invests its assets with a weighting in one or more of the Affiliated Funds consistent with its objective of achieving long term capital appreciation, while seeking to maintain moderate correlation to traditional U.S. equities market indices and lower relative volatility of monthly returns over a market cycle. The Advisor is also the investment advisor to the Affiliated Funds, and in that role, the Advisor selects sub-advisors for the Affiliated Funds and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Fund may invest up to 100% of its assets in shares of the Affiliated Funds.

In addition to investing in Affiliated Funds, the Fund may invest in non-affiliated investment companies including exchange-traded funds (“ETFs”) (collectively with the Affiliated Funds, the “Underlying Funds”) as part of its principal investment strategies. The Fund’s performance and ability to achieve its objective rely on the performance of the Underlying Funds in which it invests.

The Fund’s strategy to achieve its objective is, under normal circumstances, to invest indirectly through its investment in one or more Underlying Funds, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities that afford strategic and tactical opportunities to employ long and/or short strategies.)  Equity-related securities primarily include, but are not limited to, derivative instruments whose performance is linked to one or more equity securities or indices.

By allocating its assets to Underlying Funds employing various investment styles, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Fund will be invested in Underlying Funds utilizing non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically not been correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may not function as anticipated.

The principal strategies to be employed by the Underlying Funds are as follows:

•	Long/Short Equity - These strategies are designed to take long and short positions by trading in common stock and preferred stock of U.S. and foreign issuers in an attempt to achieve capital appreciation. The Long/Short Equity Sub-Strategies include the following:

o	Long/Short Equity – Generalist. Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities.

o	Long/Short Equity Sector Focused. Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends.

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o	Long/Short Equity International. Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends.

o	Variable Biased Strategies. Variable Biased strategies seek to identify individual equity securities for investing long or short, while adjusting the portfolio’s market exposure among net short, net long, and market neutral positions, as opposed to strategies that are consistently net short, net long, or neutral with respect to market exposure. Managers employing variable biased strategies may vary the portfolio’s market exposure over different market conditions, but the primary distinguishing characteristic is that the manager seeks to drive performance through adjustments to market exposures.

The Adviser determines the amount of the Fund’s assets to allocate to each strategy based on market conditions and the strategies that the Adviser expects will best achieve the Fund’s investment objective. The allocation of assets may change over short or long periods of time.

The Underlying Funds may invest in securities of all market capitalizations (small, mid and large capitalization companies). Such securities include common and preferred stock, options, futures, and privately negotiated options.

The Underlying Funds may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Underlying Funds may invest include options, futures, and swaps. The Underlying Funds may invest in these types of instruments to reduce risk through hedging or to take market risk (i.e., for speculative purposes). The Underlying Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. The Advisor generally expects that such restricted securities will be liquid at the time of their purchase, as determined by the Fund’s policies and procedures approved by the Fund’s Board of Trustees.

The Fund and each Affiliated Fund may not directly invest more than 15% of their respective net assets in illiquid securities, and the Advisor expects that the Fund will not invest, directly or indirectly, more than 15% of its net assets in illiquid securities.

The Underlying Funds may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Long/Short Equity Fund. The following additional risks could affect the value of your investment:

•	Aggressive Investment Risks: The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Underlying Funds and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

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•	Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•	Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•	Illiquid Securities Risk: Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•	Market Risk: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.

•	Shares of Other Investment Companies Risks: The Fund and the Underlying Funds may invest in or sell short shares of other unaffiliated investment companies, including ETFs but excluding the Affiliated Funds, as a means to pursue their investment objectives. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•	Short Sales Risks: The Underlying Funds may make short sales of securities, which involve selling a security the Underlying Fund does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose an Underlying Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Underlying Fund and therefore the Fund. Short sales are subject to the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss to the Underlying Fund and therefore the Fund.

•	Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•	Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

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Performance
The following performance information indicates some of the risks of investing in the Long/Short Equity Fund. The bar chart shows the Fund’s Institutional Class shares’ performance from year to year and does not reflect deduction of sales charges. If sales charges were included, the return figure would be lower. The table illustrates how the Fund’s Institutional Class and Class A shares’ average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns

During the period of time shown in the bar chart, the Long/Short Equity Fund’s Institutional Class shares’ highest quarterly return was 5.50% for the quarter ended March 31, 2013, and the lowest quarterly return was -5.51% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Periods Ended December 31, 2015
	1 Year	Since Inception (5/2/2011)
Institutional Class Shares
Return Before Taxes	0.93%	3.68%
Return After Taxes on Distributions	0.66%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	0.75%	2.86%
Class A Shares
Return Before Taxes	-4.36%	2.13%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	1.38%	11.48%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	-2.33%	-0.60%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

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The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge Strategies. Equity Hedge Strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.

Management
Investment Advisor: Hatteras Funds, LP

Portfolio Manager: The Long/Short Equity Fund is managed by the following portfolio manager.

Portfolio Manager	Years of Service with the Fund	Primary Title with the Advisor
Michael P. Hennen, CFA	5	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Long/Short Equity Fund shares on any business day by written request via mail (Hatteras Long/Short Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Long/Short Equity Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Long/Short Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

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HATTERAS LONG/SHORT DEBT FUND (the “Long/Short Debt Fund” or the “Fund”)

Investment Objective
The Hatteras Long/Short Debt Fund seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Long/Short Debt Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on pages 78-85 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on pages 54-59 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment(3))		Class A		Class C		Institutional Class
Management Fees		None		None		None
Distribution and Service (Rule 12b-1) Fees		0.25%		1.00%		None
Other Expenses		1.12%		1.12%		1.12%
Interest Expense and Dividends on Short Positions of Underlying Funds	0.76%		0.76%		0.76%
Acquired Fund Fees and Expenses		1.80%		1.80%		1.80%
Total Annual Fund Operating Expenses(4)		3.17%		3.92%		2.92%
Less Fee Waivers and Expense Reimbursements		-0.17%		-0.17%		-0.17%
Net Annual Fund Operating Expenses		3.00%		3.75%		2.75%
(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Purchases of Class C shares are subject to a 1.00% contingent deferred sales charge if held less than 12 months.
(3)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Fund’s and the Affiliated Funds’ Operating Services Agreement.
(4)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.24%, 2.99%, and 1.99% of average daily net assets for the Class A, Class C, and Institutional Class shares, respectively (the “Expense Caps”). Hatteras Funds, LP (the “Advisor”) has contractually agreed to pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least June 30, 2017, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup fee waivers and/or expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such reimbursement.

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Example
This Example is intended to help you compare the cost of investing in the Long/Short Debt Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$764	$1,391	$2,041	$3,775
Class C	$377	$1,180	$2,000	$4,128
Institutional Class	$278	$888	$1,523	$3,230

Portfolio Turnover
The Long/Short Debt Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Long/Short Debt Fund pursues its investment objective by allocating the Fund’s assets primarily to one or more affiliated investment companies (the “Affiliated Funds”) that employ various long/short or short-only investment styles. Short strategies involve selling a security the seller does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. The Fund invests its assets with a weighting in one or more of the Affiliated Funds consistent with its objective of achieving long term capital appreciation, while seeking to generate total return through current income, capital preservation, and capital appreciation strategies. The Advisor is also the investment advisor to the Affiliated Funds, and in that role, the Advisor selects sub-advisors for the Affiliated Funds and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Fund may invest up to 100% of its assets in shares of the Affiliated Funds.

In addition to investing in Affiliated Funds, the Fund may invest in non-affiliated investment companies including exchange-traded funds (“ETFs”) (collectively with the Affiliated Funds, the “Underlying Funds”) as part of its principal investment strategies. The Fund’s performance and ability to achieve its objective rely on the performance of the Underlying Funds in which it invests.

The Fund’s strategy to achieve its objective is to invest, indirectly through its investment in one or more Underlying Funds, at least 80% of its net assets (plus any borrowings for investment purposes) in long/short strategies that utilize debt and debt-related securities. Such strategies are used to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income, asset-backed and mortgage-backed securities, and derivative securities. Debt-related securities primarily include, but are not limited to, derivatives linked to debt instruments, such as credit-default swaps.

By allocating its assets to Underlying Funds employing various investment styles, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Fund will be invested in Underlying Funds utilizing non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically not been correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may not function as anticipated.

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The principal strategies to be employed by the Underlying Funds are as follows:

•	Relative Value – Long/Short Debt - These strategies are designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, certain convertible bond, common stock, and derivative securities and attempts to achieve total return through current income, capital preservation and capital appreciation. These strategies are based on credit assessments of individual issues and sectors and are effectuated by expressing views on specific credits by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, bank loans, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments. The Relative Value—Long/Short Debt Sub-Strategies may include the following strategies utilizing long/short funds and/or short only funds:

o	Multi-Strategy / Relative Value. The Underlying Funds may employ long and/or short strategies designed to take advantage of a spread between related yield instruments in which one or multiple components of the spread contains a fixed income, derivative, equity, real estate, or master limited partnership (“MLP”) instrument, or a combination of these or other instruments. By using long and/or short investments to attempt to gain exposure to the spread between such instruments, these strategies seek to mitigate or profit from the Underlying Funds’ exposures to interest rate and other general market risks.

o	Credit Arbitrage. The Underlying Funds may employ long and/or short strategies designed to isolate attractive opportunities in corporate fixed income securities; these include both senior and subordinated claims as well as bank debt and other outstanding obligations, structuring positions with little or no broad credit market exposure.

o	Fixed Income – Corporate. The Underlying Funds may employ long and/or short strategies designed to take advantage of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. By using long and/or short investments to attempt to isolate exposure to the spread, these strategies seek to mitigate or profit from the Underlying Funds’ exposures to interest rate and other general market risks.

o	Fixed Income – Sovereign. The Underlying Funds may employ long and/or short strategies designed to take advantage of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument. By using long and/or short investments to attempt to gain exposure to the spread between such instruments, these strategies seek to mitigate or profit from the Underlying Funds’ exposures to interest rate and other general market risks.

o	Fixed Income and High Yield (High-Risk) Investment Strategies. The Underlying Funds may employ long and/or short strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Underlying Funds may invest in debt securities that fall below investment grade debt — commonly “junk bonds.” These strategies are intended to generate capital gains and/or income in both rising and falling interest rate environments.

The Adviser determines the amount of the Fund’s assets to allocate to each strategy based on market conditions and the strategies that the Adviser expects will best achieve the Fund’s investment objective. The allocation of assets may change over short or long periods of time.

The Underlying Funds may invest in securities of all market capitalizations (small, mid and large capitalization companies). Such securities include debt instruments, including convertible debt and high yield securities (i.e., “junk bonds”), options, futures, and privately negotiated options. The Underlying Funds may invest in debt instruments of any maturity, duration, or credit quality.

The Underlying Funds may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index, and currency rate swap agreements. Derivative instruments in which the Underlying Funds may invest include options, futures, and swaps. The Underlying Funds may invest in these types of instruments to reduce risk through hedging or to take market risk (i.e., for speculative purposes). The Underlying Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. The Advisor generally expects that such restricted securities will be liquid at the time of their purchase, as determined by the Fund’s policies and procedures approved by the Fund’s Board of Trustees.

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The Fund and each Affiliated Fund may not directly invest more than 15% of their respective net assets in illiquid securities, and the Advisor expects that the Fund will not invest, directly or indirectly, more than 15% of its net assets in illiquid securities.

The Underlying Funds may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

Because the value of fixed-income and fixed–income related securities may be significantly affected by changes in interest rates, the Advisor also evaluates the duration of the fixed-income instruments held by each Underlying Fund to determine its exposure to changes in interest rates. The Advisor considers its expectations for any changes in interest rates and actively manages the Fund’s asset allocation to mitigate the Fund’s interest rate risk by favoring shorter duration instruments when the Advisor anticipates that interest rates will increase and longer duration instruments when the Advisor anticipates that interest rates will decline. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s or Underlying Fund’s exposure to risks associated with rising interest rates.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Long/Short Debt Fund. The following additional risks could affect the value of your investment:

•	Aggressive Investment Risks: The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Long/Short Debt Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Arbitrage Trading Risks: The principal risk associated with arbitrage investment strategies is that the underlying relationships between securities in which the Underlying Funds take investment positions may change in an adverse manner, in which case the Underlying Funds, and therefore the Fund, may realize losses.

•	Bank Loan Risk: The Underlying Funds may invest in secured and unsecured participations in bank loans and assignments of such loans. Such investments may create substantial risk. Bank loans are made by banks or other financial intermediaries to borrowers, and consequently, bank loans are subject to the credit-quality risk of both the borrower and the lender that is selling a participation in a bank loan. Additionally, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Bank loans may not be considered ‘securities,’ and purchasers, such as the Underlying Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

•	Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Underlying Funds and therefore the Long/Short Debt Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

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•	Fixed Income Securities Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•	Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•	Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•	High Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. Such securities may have speculative characteristics.

•	Illiquid Securities Risk: Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Long/Short Debt Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•	Market Risk: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

•	Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.

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•	Shares of Other Investment Companies Risks: The Fund and the Underlying Funds may invest in or sell short shares of other unaffiliated investment companies, including ETFs but excluding the Affiliated Funds, as a means to pursue their investment objectives. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•	Short Sales Risks: The Underlying Funds may make short sales of securities, which involve selling a security the Underlying Fund does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose an Underlying Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Underlying Fund and therefore the Fund. Short sales are subject to the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss to the Underlying Fund and therefore the Fund.

•	Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•	Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Performance
The following performance information indicates some of the risks of investing in the Long/Short Debt Fund. The bar chart shows the Fund’s Institutional Class shares’ changes in performance from year to year and does not reflect deduction of sales charges. If sales charges were included, the return figure would be lower. The table illustrates how the Fund’s Institutional Class, Class A and Class C shares average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns

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During the period of time shown in the bar chart, the Long/Short Debt Fund’s Institutional Class shares’ highest quarterly return was 4.04% for the quarter ended March 31, 2012, and the lowest quarterly return was -4.40% for the quarter ended December 31, 2015.

Average Annual Total Returns
For the Periods Ended December 31, 2015
	1 Year	Since Inception (5/2/2011)	Since Inception (10/1/2013)
Institutional Shares
Return Before Taxes	-8.10%	-0.73%	N/A
Return After Taxes on Distributions	-9.14%	-1.49%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-4.52%	-0.72%	N/A
Class A Shares
Return Before Taxes	-12.87%	-2.24%	N/A
Class C Shares
Return Before Taxes	-9.11%	N/A	-4.98%
BofA ML 3-Month US Treasury Bill (reflects no deduction for fees, expenses, or taxes)	0.05%	0.07%	0.05%
HFRX Relative Value: Fixed Income – Corporate Index* (reflects no deduction for fees, expenses, or taxes)	0.38%	3.44%	2.57%
*HFRX Relative Value: Fixed Income – Corporate Index since inception annualized return data is only available for monthly periods. The since inception annualized return begins on 4/30/2011 for the Institutional Shares and Class A Shares and on 9/30/2013 for the Class C Shares.

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

The HFRX Relative Value: Fixed Income – Corporate Index is engineered to achieve representative performance of a larger universe of funds employing Relative Value Fixed Income – Corporate strategies. Relative Value Fixed Income - Corporate includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk free government bond.

Management
Investment Advisor: Hatteras Funds, LP

Portfolio Manager: The Long/Short Debt Fund is managed by the following portfolio manager.

Portfolio Manager	Years of Service with the Fund	Primary Title with the Advisor
Michael P. Hennen, CFA	5	Director, Portfolio Management

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Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Long/Short Debt Fund shares on any business day by written request via mail (Hatteras Long/Short Debt Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A and Class C
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Long/Short Debt Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Long/Short Debt Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

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HATTERAS MANAGED FUTURES STRATEGIES FUND (the “Managed Futures Fund” or the “Fund”)

Investment Objective
The Hatteras Managed Futures Strategies Fund seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Managed Futures Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on pages 78-85 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on pages 54-59 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class H
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	1.00%(2)	None	None

Annual Fund Operating Expenses(3) (expenses that you pay each year as a percentage of the value of your investment)		Class A		Class C		Institutional Class		Class H
Management Fees		1.75%		1.75%		1.75%		1.75%
Distribution and Service (Rule 12b-1) Fees		0.25%		1.00%		None		None
Other Expenses		0.88%		0.88%		0.88%		0.88%
Interest Expense and Dividends on Short Positions	0.45%		0.45%		0.45%		0.45%
Total Annual Fund Operating Expenses		2.88%		3.63%		2.63%		2.63%
Less: Fee Waivers and Expense Reimbursements		-0.19%		-0.19%		-0.19%		-0.19%
Net Annual Fund Operating Expenses(4)		2.69%		3.44%		2.44%		2.44%
(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Purchases of Class C shares are subject to a 1.00% contingent deferred sales charge if held less than 12 months.
(3)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Fund’s Operating Services Agreement. Prior to April 29, 2016, the Fund operated as a fund of funds, investing primarily in a portfolio of one or more affiliated investment companies. As of April 29, 2016, the Fund no longer operates as a fund of funds and instead invests directly in portfolio instruments.
(4)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.24%, 2.99%, 1.99%, and 1.99% of average daily net assets for the Class A, Class C, Institutional Class, and Class H shares, respectively (the “Expense Caps”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to waive all or a portion of its management fees and/or pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least June 30, 2017, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup fee waivers and/or expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such waiver or reimbursement.

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Example
This Example is intended to help you compare the cost of investing in the Managed Futures Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$734	$1,307	$1,905	$3,514
Class C	$347	$1,094	$1,862	$3,876
Institutional Class	$247	$799	$1,378	$2,950
Class H	$247	$799	$1,378	$2,950

Portfolio Turnover
The Managed Futures Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio. The Fund’s portfolio turnover rate may increase as a result of the Fund’s change in strategy to directly invest in portfolio securities, rather than as a fund of funds.

Principal Investment Strategies
To achieve its investment objective, the Fund allocates its assets to a “managed futures” strategy, which includes as a component, a “fixed income” sub-strategy. The managed futures strategy is intended to gain exposure, long or short, to certain macroeconomic trends in the commodities and financial futures markets (i.e., exposure to economic equity indices, interest rates, precious metals, energy markets), as opposed to exposure to specific companies or debt instruments. The fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Fund’s portfolio. The Fund’s investment strategy includes the active trading of the Fund’s portfolio.

To achieve its investment objective, the Fund, under normal market conditions, will invest in the commodities and financial futures markets, as well as the fixed-income securities market. The investments held by the Fund as part of its managed futures strategy may include swaps, futures contracts, options on futures contracts, and currency forwards. The investments held by the Fund as part of its fixed income strategy include short-term debt instruments and shares of other investment companies (including money market mutual funds and exchange-traded funds). The Fund’s investments as a principal part of its fixed income strategy may include instruments of any maturity, duration, or credit quality (other than high yield securities).

The Fund seeks to achieve its objective by allocating its assets among a professionally selected variety of investment techniques and strategies. By allocating its assets among one or more investment techniques and strategies, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor seeks to employ various investment strategies whose performance is not correlated with major financial market indices. The Advisor believes that the use of such strategies may mitigate losses in generally declining markets because the Fund will be invested in one or more non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically not been correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated.

A brief description of the managed futures investment strategy to be employed by the Fund, including the fixed-income component of the strategy, is included below.

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•	Managed Futures

o	Managed Futures – Discretionary. The Fund may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships, and influences by the Fund’s trading advisors. These strategies employ an investment process based primarily on a top- down analysis of macroeconomic variables (i.e., factors likely to influence the overall equity market, interest rates, or certain commodities markets, as opposed to individual companies or debt instruments). Positions may be traded actively in developed and emerging markets, focusing on equity markets, interest rates/fixed income markets, or currency and commodity markets. This discretionary strategy may frequently employ “spread trades” to gain exposure to the spread between instruments identified by a trading advisor as being priced inconsistently with the trading advisor’s expected values for such instruments. Fund positions typically are based on investment themes the trading advisor expects to materialize over a particular timeframe for the theme (e.g., increasing or decreasing interest rates), which in many cases contain contrarian or volatility focused components.

o	Managed Futures – Systematic. The Fund may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic, or technical models, with little or no influence by the Fund’s trading advisors. These strategies employ an investment process designed to identify opportunities in markets exhibiting certain trends or momentum across individual instruments or asset classes. These strategies typically employ quantitative processes that focus on technical patterns related to an asset, and typically focus on highly liquid instruments. These strategies generally maintain shorter holding periods than discretionary strategies.

•	Fixed Income. The Fund expects to allocate the Fund’s assets that are not allocated to the Managed Futures Strategy to a fixed income strategy that invests primarily in investment grade fixed income securities (of all durations and maturities), either directly or through pooled investment vehicles such as ETFs or private funds, to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures Fund. The fixed income strategy may also include investments in exchange-traded notes (“ETNs”).

The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. The Subsidiary’s Investment Advisory Agreement with the Advisor and Trading Agreement with each trading advisor meet the requirements of Section 15(a) of the 1940 Act. The Subsidiary is subject to compliance policies and procedures that are the same as the Fund’s compliance policies and procedures. The Subsidiary invests the majority of its assets in accounts, including collateral accounts, for the purpose of entering into swap transactions (“Trading Accounts”) traded by third-party commodity trading advisors.

The Advisor monitors the performance of the trading advisors and Trading Accounts and seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Accounts. The Advisor may decide to not allocate or reallocate assets to all Trading Accounts and may decide to not allocate assets evenly among the Trading Accounts. The Advisor allocates the assets of the Subsidiary among the Trading Accounts to provide exposure to each trading advisor’s managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. “Managed futures program” refers to a trading advisor’s particular trading strategy or strategies which contribute to the Fund’s overall managed futures investment strategy. The Advisor expects the trading advisors to trade independently of each other and, as a group, to employ a wide variety of discretionary and systematic managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

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Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Managed Futures Fund. The following additional risks could affect the value of your investment:

•	Aggressive Investment Risks: The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including leverage and derivative transactions. Although the Fund uses hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and the Fund may use long only or short only strategies from time to time. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Commodities Focus Risks. The Managed Futures Fund concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Fund were diversified across different sectors and markets. The Fund may also have significant exposure to instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

•	Derivative Securities Risks: The Fund may invest in derivative securities, particularly swap agreements. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate, or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	Fixed Income Securities Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•	High Portfolio Turnover Risk: The Fund’s investment strategy may result in high turnover rates. In addition, the Fund’s portfolio turnover rate may increase in response to meeting liquidity needs or increased market volatility, or both. A high portfolio turnover rate may increase the Fund’s short-term capital appreciation and increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

•	Managed Futures Strategy/Commodities Risks. Exposure to the commodities markets through investment in managed futures programs may subject the Managed Futures Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

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Additionally, the Fund has not requested or received a private letter ruling from the Internal Revenue Service (“IRS”) to the effect that subpart F income derived by the Fund from its investment in the subsidiary will constitute qualifying income for the Fund under Internal Revenue Code section 851(b)(2). The IRS has granted private letter rulings to 43 regulated investment companies utilizing similar structures. However, in late July 2011, the IRS indicated that the granting of these private letter rulings is currently suspended pending the issuance of further guidance on the subject by the IRS. Private letter rulings are binding on the IRS only with respect to the particular taxpayers who obtained the rulings. Therefore, the Fund is relying instead upon an opinion of counsel that subpart F income derived by the Fund from its investment in the subsidiary should constitute qualifying income for the Fund under Internal Revenue Code section 851(b)(2). If the IRS ultimately changes its position regarding the treatment of such income, the Fund will likely need to significantly change its investment strategies, which could adversely affect the Fund. The Fund will assess available options if and when such occasion arises.

•	Market Risk: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Options and Futures Risks: The Fund may invest in options and futures contracts. The Fund also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions.

•	Shares of Other Investment Companies Risks: The Fund may invest in or sell short shares of other investment companies, including ETFs, as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the other investment companies. You will indirectly bear fees and expenses charged by the other investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•	Swap Agreement Risks: The Fund may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Fund bears the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Performance
The following performance information indicates some of the risks of investing in the Managed Futures Fund. Prior to April 29, 2016, the Fund operated as a fund of funds, investing primarily in a portfolio of one or more affiliated investment companies. The performance shown reflects the Fund’s performance when it operated as a fund of funds.

The bar chart shows the Fund’s Institutional Class shares’ changes in performance from year to year and does not reflect deduction of sales charges. If sales charges were included, the return figure would be lower. The table illustrates how the Fund’s Institutional Class shares’ average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382. Performance is not shown for the Fund’s Class H shares because this class did not have annual returns for a full calendar year.

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Calendar Year Total Returns

During the period of time shown in the bar chart, the Managed Futures Fund’s Institutional Class shares’ highest quarterly return was 4.77% for the quarter ended June 30, 2013, and the lowest quarterly return was -3.78% for the quarter ended June 30, 2014.

Average Annual Total Returns
For the Periods Ended December 31, 2015
	1 Year	Since Inception (9/27/2012)
Institutional Shares
Return Before Taxes	-4.21%	-1.09%
Return After Taxes on Distributions	-4.21%	-4.79%
Return After Taxes on Distributions and Sale of Fund Shares	-2.38%	2.35%
BofA ML 3-Month US Treasury Bill (reflects no deduction for fees, expenses, or taxes)	0.05%	0.06%
HFRX Macro: Systematic Diversified CTA Index (reflects no deduction for fees, expenses, or taxes)	-0.92%	-0.69%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	1.37%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

The Fund changed its benchmark index from the Barclays Aggregate Bond Index to the BofA ML 3-Month Treasury Bill because the Advisor believes that such indices are more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The HFRX Macro: Systematic Diversified CTA Index is engineered to achieve representative performance of a larger universe of funds employing Systematic Diversified strategies. Systematic Diversified strategies have investment processes typically as function of mathematical, algorithmic, and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernible trending behavior. Systematic Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

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Management
Investment Advisor: Hatteras Funds, LP
Investment Trading Advisors: Revolution Capital Management, LLC and ROW Asset Management, LLC.

Portfolio Manager: The Fund is managed by the following portfolio manager.

Portfolio Manager	Years of Service with the Fund	Primary Title with the Advisor
Michael P. Hennen, CFA	3	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Managed Futures Fund shares on any business day by written request via mail (Hatteras Managed Futures Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A and Class C
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None
Class H	None	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Managed Futures Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

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HATTERAS ALTERNATIVE MULTI-MANAGER FUND (the “Multi-Manager” Fund” or the “Fund”)

Investment Objective
The Hatteras Alternative Multi-Manager Fund seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on pages 78-85 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on pages 54-59 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(3)		Class A		Class C		Institutional Class
Management Fees		0.25%		0.25%		0.25%
Distribution and Service (Rule 12b-1) Fees		0.25%		1.00%		None
Other Expenses		1.58%		1.58%		1.58%
Interest Expense and Dividends on Short Positions of Underlying Funds	1.18%(4)		1.18%(4)		1.18%
Acquired Fund Fees and Expenses		1.84%(4)		1.84%(4)		1.84%(4)
Total Annual Fund Operating Expenses		3.92%		4.67%		3.67%
Less: Fee Waivers and Expense Reimbursements		-0.24%		-0.24%		-0.24%
Net Annual Fund Operating Expenses(5)		3.68%		4.43%		3.43%

(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Purchases of Class C shares are subject to a 1.00% contingent deferred sales charge if held less than 12 months.
(3)	Annual Fund Operating Expenses have been restated to reflect current fees as a result of the termination of the Fund’s and the Affiliated Funds’ Operating Services Agreement.
(4)	Estimated for the current fiscal year.
(5)	The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.50%, 3.25%, and 2.25% of average daily net assets for the Class A, Class C, and Institutional Class shares, respectively (the “Expense Caps”). Hatteras Funds, LP (“the Advisor”) has contractually agreed to waive all or a portion of its management fees and/or pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least April 30, 2017, and may be terminated only by the Fund’s Board of Trustees. The Advisor is permitted to recoup fee waivers and/or expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Expense Caps and the expense limits in place at the time of such waiver or reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$828	$1,593	$2,374	$4,403
Class C	$444	$1,387	$2,335	$4,735
Institutional Class	$346	$1,101	$1,877	$3,908

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was
42% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Alternative Multi-Manager Fund pursues its investment objective by investing the Fund’s assets consistent with its objective of seeking long term capital appreciation.

The Advisor allocates the Fund’s assets primarily to one or more affiliated investment companies (the “Affiliated Funds”) that invest in securities and other instruments that afford strategic and tactical opportunities to employ strategies intended to protect against losses (i.e., hedged strategies). The Advisor is also the investment advisor to the Affiliated Funds, and in that role, the Advisor selects sub-advisors for the Affiliated Funds and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Fund may invest up to 100% of its assets in shares of the Affiliated Funds.

In addition to investing in Affiliated Funds, the Fund may invest in non-affiliated investment companies including exchange-traded funds (“ETFs”) (collectively with the Affiliated Funds, the “Underlying Funds”) as part of its principal investment strategies. The Fund’s performance and ability to achieve its objective rely on the performance of the Underlying Funds in which it invests.

The Advisor seeks to utilize multiple Underlying Funds that employ various investment strategies and whose performance is not correlated with major financial market indices. By allocating its assets among a number of Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Fund will be invested in multiple Underlying Funds utilizing non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may not function as anticipated.

The principal strategies to be employed by the Underlying Funds are as follows:

•	Long/Short Equity - This strategy employs long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempts to achieve capital appreciation.

•	Long/Short Debt - This strategy employs long and short trading to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income, asset-backed and mortgage-backed securities, and derivative securities and attempts to achieve current income, capital preservation and capital appreciation.

•	Event Driven - This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event and attempts to achieve capital appreciation.

The Adviser determines the amount of the Fund’s assets to allocate to each strategy based on market conditions and the strategies that the Adviser expects will best achieve the Fund’s investment objective. The allocation of assets may change over short or long periods of time.

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The Underlying Funds may invest in securities of all market capitalizations (small, mid and large capitalization companies). Such securities include common and preferred stock, debt instruments, including convertible debt and high yield securities (i.e., “junk bonds”), options, futures, and privately negotiated options. The Underlying Funds may invest in debt instruments of any maturity, duration or credit quality.

The Underlying Funds may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Underlying Funds may invest include options, futures and swaps. The Underlying Funds may invest in these types of instruments to reduce risk through hedging or to take market risk (i.e., for speculative purposes). The Underlying Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. The Advisor generally expects that such restricted securities will be liquid at the time of their purchase, as determined by the Fund’s policies and procedures approved by the Fund’s Board of Trustees.

The Fund and each Affiliated Fund may not directly invest more than 15% of their respective net assets in illiquid securities, and the Advisor expects that the Fund will not invest, directly or indirectly, more than 15% of its net assets in illiquid securities.

The Underlying Funds may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

•	Aggressive Investment Risks: The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Arbitrage Trading Risks: The principal risk associated with arbitrage investment strategies is that the underlying relationships between securities in which an Underlying Fund takes investment positions may change in an adverse manner, in which case the Underlying Fund, and consequently the Fund, may realize losses.

•	Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Underlying Funds and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	Distressed Securities Risks. Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company’s capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the shareholder’s claims.

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•	Fixed Income Securities Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•	Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•	Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•	High Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•	Illiquid Securities Risk: Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•	Market Risk: The value of ETF shares and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Underlying Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Underlying Fund to lose money. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent an Underlying Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, such Underlying Fund may be more susceptible to risk factors affecting such types of securities.

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•	Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.

•	Privately Negotiated Options Risks. The Fund intends to indirectly invest in privately negotiated options. Each privately negotiated option will be based on an asset or a basket of securities selected by the Underlying Fund. The counterparty to each privately negotiated option will typically be a financial institution (or an affiliate of a financial institution) that is experienced in the field of alternative investments. Upon expiration or termination of a privately negotiated option, the Underlying Fund will be entitled to a cash payment from the counterparty if the value of the asset or basket at that time is favorable to the Underlying Fund in comparison to the exercise price for the privately negotiated option. As with more traditional options, privately negotiated options will allow for the use of economic leverage. Although the Underlying Fund will not be exposed to risk of loss in excess of its payment for a privately negotiated option, the Underlying Fund, and consequently the Fund, may incur losses that are magnified by the use of leverage and the payment of fees to the counterparty. The Underlying Fund, and consequently the Fund, will also be exposed to the risk that the counterparty is unable to pay the settlement price upon the termination or expiration of a privately negotiated option.

•	REIT Risks. Investments in REITs will subject the Fund to various risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986 as amended, and to maintain exemption from the 1940 Act. As an indirect shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT’s operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Affiliated Funds intend to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the distributions the Fund receives may also be characterized for tax purposes as a return of capital.

•	Shares of Other Investment Companies Risks: The Fund and the Underlying Funds may invest in or sell short shares of other unaffiliated investment companies, including ETFs but excluding the Affiliated Funds, as a means to pursue their investment objectives. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•	Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•	Special Situations Risks. The Fund may invest in Underlying Funds that use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce an indirect loss for the Fund.

•	Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

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Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional shares from year to year and the table illustrates how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Performance shown prior to the inception of the Class A and Class C shares, respectively, reflects the performance of the Institutional Class shares, adjusted to reflect any applicable sales charges. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.06% for the quarter ended March 31, 2012, and the lowest quarterly return was -7.87% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Periods Ended December 31, 2015
	One Year	Since Inception (5/2/2011)
Institutional Shares
Return Before Taxes	-4.15%	1.53%
Return After Taxes on Distributions	-8.78%	0.18%
Return After Taxes on Distributions and Sale of Fund Shares	-1.55%	0.76%
BofA ML 3-Month US Treasury Bill (reflects no deduction for fees, expenses, or taxes)	0.05%	0.07%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)	-3.64%	-0.92%
HFRI Fund of Funds Composite Index (reflects no deduction for fees, expenses, or taxes)	-0.36%	1.77%
S&P 500 Index (Dividends Reinvested) (reflects no deduction for fees, expenses, or taxes)	1.38%	11.48%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	3.10%

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After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

The Fund changed its benchmark indices from the HFRI Fund of Funds Composite Index, S&P 500 Index (Dividends Reinvested), and Barclays Aggregate Bond Index to the BofA ML 3-Month Treasury Bill and HFRX Global Hedge Fund Index because the Advisor believes that such indices are more relevant to the Fund’s investment strategies and more commonly used by investors investing in similar funds.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The HFRI Fund of Funds Composite Index is an equal-weighted index of over 400 hedge funds of funds that have at least $50 million under management or have been operating for at least twelve months.

Management
Investment Advisor: Hatteras Funds, LP

Portfolio Manager: The Fund is managed by the following portfolio manager.

Portfolio Manager	Years of Service With the Fund	Primary Title with the Advisor
Michael P. Hennen, CFA	4	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any business day by written request via mail (Hatteras Alternative Multi-Manager Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Type of Account	To Open Your Account	To Add to Your Account
Class A and Class C
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.

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HATTERAS DISCIPLINED OPPORTUNITY FUND (the “Disciplined Opportunity Fund” or the “Fund”)

Investment Objective
The Hatteras Disciplined Opportunity Fund seeks to consistently outperform the broader equity market on a risk-adjusted basis in both rising and declining markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on pages 78-85 of this Prospectus and the “Purchase, Redemption and Pricing of Shares” section on pages 54-59 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	1.12%	1.12%
Total Annual Fund Operating Expenses	2.62%	2.37%
Less: Expense Reimbursement(2)	-0.62%	-0.62%
Total Annual Fund Operating Expenses After Reimbursement	2.00%	1.75%
(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Hatteras Funds, LP (the “Advisor”) has contractually agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation (collectively, “Excluded Expenses”)) to the extent necessary to ensure the Fund’s total annual fund operating expenses do not exceed 2.00% and 1.75% (each, the “Annual Limit”) of the average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least April 30, 2017. The Advisor is permitted to recoup expense reimbursements made during the prior three fiscal years, so long as such recoupments do not cause the Fund to exceed the Annual Limit or the expense limit in place at the time of such reimbursement. This arrangement can be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in Fund shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$668	$1,195	$1,746	$3,245
Institutional Class	$178	$680	$1,209	$2,659

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rate of the Hatteras Disciplined Opportunity Fund was 75% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective principally by:

•	Buying call options on the S&P 500® Composite Stock Price Index (the “S&P 500 Index”) or investing in exchange-traded funds (“ETFs”) to create broad market exposure, and

•	buying and writing (selling) additional call and put options on the S&P 500 Index to enhance market returns and reduce market losses.

A call option gives the purchaser of the call option, in return for a premium paid, the right to buy, and the writer (seller) of the call option the obligation to sell, the security underlying the option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell, and the writer (seller) of the put option the obligation to buy, the underlying security of the put option at a specified price within a specified time frame.

The Sub-Advisor, as defined below, employs a proprietary “Planned Return Strategy” (“PRS”) to select Fund investments. PRS is based on the Sub-Advisor’s work in Behavioral Finance and is designed to consistently outperform the S&P 500 on a risk-adjusted basis in both rising and declining markets. The Fund is classified as non-diversified. Because the Fund is ‘non-diversified,’ it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund.

The Acertus Planned Return Strategy
PRS is implemented through the purchase of a rolling series of tranches of call and put options, each delivering a formulaic return over its term. The rolling series of tranches and formulaic tranche returns are explained further below.

Rolling Series of Tranches
The Fund generally invests in a series of 12 rolling “tranches” of call and put options, with each tranche having approximately a 12-month term. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months. Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately twelve months.

The rolling nature of the tranches creates diversification of investment time period and market level compared to the risk of buying or selling investments at any one time.

The Fund expects that its assets will generally be invested evenly across the tranches, such that the average time to expiration of the Fund’s options will be approximately six months.

Formulaic Tranche Returns
Options purchase decisions are made based upon a targeted formulaic return for each tranche over its term. The formula is determined by the Sub-Advisor’s analysis of historic market movements and the likelihood of delivering an attractive risk-adjusted rate of return in different market conditions. The formula dictates a desired level of downside protection and an enhanced market return multiple with the price of options determining the maximum return that a tranche can deliver over its term. Each tranche is intended to be held until the expiration date of its options. Effectively, the formulaic structure amounts to (a) giving up a potential higher return in exchange for return enhancement up to the maximum return and (b) buying limited downside protection at the cost of steeper losses if the S&P 500 Index declines past the specified limit.

For example, a given tranche may be constructed by purchasing a call option on the S&P 500 Index to gain market exposure, along with buying and writing (selling) put options on the S&P 500 Index to protect against a 10% decline in the S&P 500 Index (“downside protection”), with a loss of 1.15 times any S&P 500 Index decline beyond 10%. In addition, call options may be purchased or written (sold) on the index to double the S&P 500 Index’s gains up to a maximum return of 12% with no additional gains beyond 12%.

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During periods of high volatility, which may coincide with market lows, options pricing may allow for a greater level of maximum return for a given level of downside protection. During periods of low volatility, which may coincide with market highs, market pricing may support lower maximum returns while maintaining the desired level of downside protection. Therefore, the tranches may allow for higher maximum returns from market lows while maintaining downside protection at market highs.

The Fund may invest in other investment companies, such as ETFs, in lieu of or in addition to investing in call options to gain long exposure to the companies in the S&P 500 Index.

With respect to its investments in options, the Fund generally intends to utilize FLexible EXchange® Options (“FLEX Options”), which are customized option contracts available through the Chicago Board Options Exchange (“CBOE”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions.

From time to time, the Fund may hold a portion of its assets in cash or invest them in liquid, short-term investments, including U.S. government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities.

Tranches of options only deliver their formulaic return if held until their expiration. Fund performance will equal the value and time weighted average of the individual market valuations for each of the options in all of the tranches held for the intended period, plus the performance of any cash or other securities held in the account, less management fees and other costs.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

•	Derivative Securities Risk: The Fund may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	FLEX Options Risk: The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge.

•	Management Risk: The Fund’s success will depend on the management of the Sub-Advisor (as defined below) and on the skill and acumen of the Sub-Advisor’s personnel.

•	Market Risk: The value of ETF shares and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Non-Diversification Risk. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic, political or other occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. A decline in the value of the securities of a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

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•	Shares of Other Investment Companies Risks. Investments in shares of other investment companies are subject to the risks associated with such investment companies’ underlying holdings. You will indirectly bear fees and expenses charged by such other investment companies in addition to the Fund’s direct fees and expenses. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. Additionally, trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or security-specific or market-wide “circuit breakers” (which are tied to large decreases in stock prices) are activated and halt trading in the ETF’s shares or in stocks generally. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track.

Performance
The following performance information indicates some of the risks of investing in the Disciplined Opportunity Fund. The bar chart shows the Fund’s Institutional Class shares’ performance from year to year. The table illustrates how the Fund’s Institutional Class shares’ average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

On July 10, 2015, substantially all of the assets of the Hatteras Disciplined Opportunity Fund, a series of HCIM Trust (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization were assumed by the Fund. Therefore, information in the bar chart and performance table below for periods prior to the Reorganization illustrate the performance of the Predecessor Fund’s Institutional Class shares.

Calendar Year Total Returns

During the period of time shown in the bar chart, the Institutional Class shares’ highest quarterly return was 4.57% for the quarter ended December 31, 2015 and the lowest quarterly return was -4.71% for the quarter ended September 30, 2015.

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Average Annual Total Returns
For the Periods Ended December 31, 2015
	One Year	Since Inception (12/31/2013)
Institutional Class Shares
Return Before Taxes	1.40%	2.97%
Return After Taxes on Distributions	0.50%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	1.40%	2.22%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	1.38%	7.36%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	-2.33%	-0.48%
After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor: Hatteras Funds, LP
Investment Sub-Advisor: Acertus Capital Management, LLC

Portfolio Managers: The Fund is managed by the following co-portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title with the Sub-Advisor
Glenn A. Myers	Since Inception (2013)	President and Chief Operating Officer
John Longo, CFA	Since Inception (2013)	Chief Investment Officer
Erman K. Civelek, CFA, CAIA, CFP	Since Inception (2013)	Senior Vice President Investment Strategist

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any business day by written request via mail (Hatteras Disciplined Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Disciplined Opportunity Funds’ Class A and Institutional Class shares, see “How to Purchase Shares.”

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT EACH FUND’S INVESTMENT ADVISOR OR SUB-ADVISORS

This Prospectus contains information you should know before investing. Please read it carefully and keep it with your investment records. This Prospectus relates to the following series of Hatteras Alternative Mutual Funds Trust (each a “Fund” and collectively, the “Funds”):

Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Equity Fund
Hatteras Long/Short Debt Fund
Hatteras Managed Futures Strategies Fund
Hatteras Alternative Multi-Manager Fund
Hatteras Disciplined Opportunity Fund

The Alpha Fund, Long/Short Equity Fund, Long/Short Debt Fund, and Multi-Manager Fund each invests primarily in one or more affiliated investment companies (collectively, the “Affiliated Funds”) to which the Advisor is the investment adviser. The Affiliated Funds include certain Funds, certain series of Hatteras Alternative Mutual Funds Trust offered through a separate Prospectus, and series of Underlying Funds Trust.

Effective August 1, 2016, the name of the trust will change to Trust for Advisor Solutions.

Investment Advisor to the Funds
Hatteras Funds, LP

Investment Sub-Advisor to the Disciplined Opportunity Fund
Acertus Capital Management, LLC

Trading Advisors to the Managed Futures Fund
Revolution Capital Management, LLC
ROW Asset Management, LLC

Investment Sub-Advisors to the Affiliated Funds Other than the Funds
Amundi Smith Breeden LLC	Havens Advisors, LLC
Apis Capital Advisors, LLC	ISF Management LLC
Coe Capital Management, LLC	MP Securitized Credit Partners, L.P.
FrontFour Capital Group, LLC	Nicholas Investment Partners, L.P.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Advisor, subject to certain conditions and approval by the Trust’s Board of Trustees, to engage sub-advisors and change sub-advisors engaged by the Advisor to conduct the investment programs of the Funds without shareholder approval. The exemptive order does not apply to the Disciplined Opportunity Fund.

ADDITIONAL INFORMATION ABOUT EACH FUND’S PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

Each Fund’s investment objective may be changed without shareholder approval. A Fund will provide its shareholders with 60 days’ notice before changing its investment objective. As with any mutual fund, there can be no guarantee that the investment objective of a Fund will be achieved.

Hatteras Alpha Hedged Strategies Fund

The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of Underlying Funds that employ a variety of investment techniques and strategies. By allocating its assets among a number of Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector-related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

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As a fund of funds, the Alpha Fund seeks to achieve its investment objective by investing in other affiliated mutual funds and non-affiliated investment companies, the Underlying Funds. The Fund is classified as diversified and, therefore, is required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer, excluding U.S. Government securities and securities of other investment companies.

The Underlying Funds
The Advisor selects sub-advisors (and trading advisors for the Managed Futures Fund) for the Affiliated Funds (the affiliated mutual funds in which the Alpha Fund invests) and allocates the assets of each Affiliated Fund among its respective sub-advisors (or trading advisors for the Managed Futures Fund). The Advisor reviews a wide range of factors in evaluating each sub-advisor and trading advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisors and trading advisors, assets under management and number of clients. As part of its due diligence process, the Advisor conducts a comprehensive review of each sub-advisor and trading advisor, its investment process and organization. The Advisor conducts interviews with each sub-advisor’s and trading advisor’s key personnel, with third party references and industry sources.

Under normal circumstances the Advisor generally expects to allocate the assets of the Alpha Fund among one or more Affiliated Funds at any given time. The Advisor regularly evaluates each sub-advisor and trading advisor to determine whether its investment program is consistent with the investment objective of the Alpha Fund and whether its investment performance is satisfactory. The Advisor may, subject to the approval of the Board of Trustees, change sub-advisors engaged by the Advisor to conduct the investment programs of the Affiliated Funds without shareholder approval.

The following Underlying Fund strategies may be utilized by the Alpha Fund:

Long/Short Equity
This strategy employs long and short trading in common stock, and preferred stock of U.S. and foreign issuers. This strategy attempts to achieve capital appreciation.

Relative Value—Long/Short Debt
This strategy is designed to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities, and attempts to achieve current income, capital preservation and capital appreciation.

Managed Futures Strategies
This strategy allocates its assets to two principal investment strategies: a “managed futures” strategy and a “cash management” strategy. The managed futures strategy is intended to capture macroeconomic trends in the commodities and financial futures markets, and the cash management strategy is intended to generate interest income to add diversification to the returns generated by the Underlying Fund’s portfolio.

Event Driven
This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event. This strategy attempts to achieve capital appreciation.

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Other Investment Strategies
The Alpha Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions. To the extent the Fund employs such strategies, the Fund may not achieve its investment objective. The Underlying Funds also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies.

Hatteras Long/Short Equity Fund

To achieve its investment objective, the Long/Short Equity Fund, under normal market conditions, will invest at least 80% of its net assets in equity and equity-related securities that afford strategic and tactical opportunities to employ relative value and long and/or short strategies. The Fund will provide shareholders with 60 days’ notice before changing this 80% investment policy, which policy may be changed without shareholder vote.

The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of one or more of the Underlying Funds that employ a variety of investment techniques and strategies. By allocating its assets among one or more of the Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector-related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

As a fund of funds, the Long/Short Equity Fund seeks to achieve its investment objective by investing in other affiliated and non-affiliated investment companies, the Underlying Funds. The Fund is classified as diversified and, therefore, is required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer, excluding U.S. Government securities and securities of other investment companies.

The Advisor seeks to utilize Underlying Funds that employ various investment strategies whose performance is not correlated with major financial market indices. Although the Advisor believes that the use of different trading strategies and securities provides greater diversification that may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlation to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated. The major investment strategy to be employed is:

•	Long/Short Equity - These strategies are designed to take long and short positions by trading in common stock and preferred stock of U.S. and foreign issuers in an attempt to achieve capital appreciation. The Long/Short Equity Sub-Strategies include the following:

o	Long/Short Equity – Generalist. Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies are broadly diversified and can range broadly in terms of levels of net exposure, leverage employed, holding period, diversity of market capitalizations and valuation ranges of typical portfolios. Long/Short Equity Generalist managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities - both long and short.

o	Long/Short Equity Sector Focused. Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity Sector Focused strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over various market cycles.

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o	Long/Short Equity International. Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity International strategies typically maintain a primary focus in this area and expects to maintain in excess of 50% of portfolio exposure to non-US securities.

o	Variable Biased Strategies. Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the manager seeks to drive performance through tactical adjustments to gross and net market exposures. Variable Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics of the underlying companies as well as the global economic environment. The investment theses may be fundamental or technical in nature and a manager has a particular focus above that of a market generalist.

The Underlying Funds
The Advisor selects sub-advisors for the Underlying Funds (the affiliated mutual funds in which the Long/Short Equity Fund invests) and allocates the assets of the Fund among its respective sub-advisors. The Advisor reviews a wide range of factors in evaluating each sub-advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisors, assets under management and number of clients. As part of its due diligence process, the Advisor conducts a comprehensive review of each sub-advisor, its investment process and organization. The Advisor conducts interviews with each sub-advisor’s key personnel, with third party references and industry sources.

Under normal circumstances, the Advisor generally expects to allocate the assets of the Long/Short Equity Fund among one or more Underlying Fund at any given time. The Advisor regularly evaluates each sub-advisor to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory. The Advisor may, subject to the approval of the Board of Trustees, change sub-advisors engaged by the Advisor to conduct the investment programs of the Fund without shareholder approval.

The following Underlying Fund strategy will primarily be utilized by the Fund:

Long/Short Equity
This strategy employs long and short trading in common stock, and preferred stock of U.S. and foreign issuers. This strategy attempts to achieve capital appreciation.

Other Investment Strategies
The Long/Short Equity Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions and may also invest in other Underlying Funds from time to time. The Underlying Funds also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies. To the extent the Fund employs such strategies, the Fund may not achieve its investment objective.

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Hatteras Long/Short Debt Fund

To achieve its investment objective, the Long/Short Debt Fund, under normal market conditions, will invest at least 80% of its net assets in fixed-income and fixed–income related securities that allow the Fund to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain fixed income securities, convertible bond, common stock, and derivative securities. The Fund will provide shareholders with 60 days’ notice before changing this 80% investment policy, which policy may be changed without shareholder vote.

The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of one or more Underlying Funds that employ a variety of investment techniques and strategies. By allocating its assets among one or more of the Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector-related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

Because the value of fixed-income and fixed–income related securities may be significantly affected by changes in interest rates, the Advisor evaluates each Underlying Fund’s exposure to interest rate risk based on the duration of the fixed-income instruments held by such Underlying Fund. Duration is a measure of interest rate risk using the expected life of a debt security. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features, and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rates. In determining the Fund’s allocation of assets among one or more Underlying Funds, the Advisor considers its expectations for any changes in interest rates and actively manages the Fund’s asset allocation to mitigate the Fund’s interest rate risk. For example, when the Advisor anticipates that interest rates will increase, the Advisor would favor Underlying Funds with shorter duration instruments, and when the Advisor anticipates that interest rates will decrease, the Advisor would favor Underlying Funds with longer duration instruments. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s or Underlying Fund’s exposure to risks associated with rising interest rates.

As a fund of funds, the Long/Short Debt Fund seeks to achieve its investment objective by investing in other affiliated and non-affiliated mutual funds, the Underlying Funds. The Fund is classified as diversified and, therefore, is required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer, excluding U.S. Government securities and securities of other investment companies.

The Advisor seeks to utilize Underlying Funds that employ various investment strategies whose performance is not correlated with major financial market indices. Although the Advisor believes that the use of different trading strategies and securities provides greater diversification that may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlation to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated. The major investment strategy to be employed is:

•	Relative Value—Long/Short Debt - These strategies are designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, certain convertible bond, common stock, and derivative securities and attempts to achieve total return through current income, capital preservation and capital appreciation. These strategies are based on credit assessments of individual issues and sectors and are effectuated by expressing views on specific credits by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives, bank loans and other financial instruments. The Relative Value—Long/Short Debt Sub-Strategies may include the following strategies utilizing long/short funds and/or short only funds:

o	Multi-Strategy / Relative Value. The Underlying Funds may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on realization of a spread between related yield instruments in which one or multiple components of the spread contains a fixed income, derivative, equity, real estate, MLP or combination of these or other instruments. Strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. In many cases these long and/or short strategies may exist as distinct strategies across which a vehicle allocates directly, or may exist as related strategies over which a single individual or decision-making process manages. By using long and/or short investments to attempt to isolate exposure to the spread, these strategies seek to mitigate or profit from the Underlying Funds’ exposures to interest rate and other general market risks.

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o	Credit Arbitrage. The Underlying Funds may employ long and/or short strategies designed to isolate attractive opportunities in corporate fixed income securities; these include both senior and subordinated claims as well as bank debt and other outstanding obligations, structuring positions with little or no broad credit market exposure. These strategies may also contain limited exposure to government, sovereign, equity, convertible or other obligations, but the focus of the strategy is primarily on fixed corporate obligations and other securities held as a component of positions within these structures. Managers typically employ fundamental credit analysis to evaluate the likelihood of an improvement in the issuer's creditworthiness. In most cases, securities trade in liquid markets and managers are only infrequently or indirectly involved with company management.

o	Fixed Income – Corporate. The Underlying Funds may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. These strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk-free government bond. By using long and/or short investments to attempt to isolate exposure to the spread, these strategies seek to mitigate or profit from the Underlying Funds’ exposures to interest rate and other general market risks.

o	Fixed Income – Sovereign. The Underlying Funds may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument. These strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple sovereign bonds or between a corporate and risk free government bond. These strategies typically employ multiple investment processes including both quantitative and fundamental discretionary approaches, and relative to other sub-strategies, have the most significant top-down macro influences relative to the more idiosyncratic fundamental approaches employed. By using long and/or short investments to attempt to isolate exposure to the spread, these strategies seek to mitigate or profit from the Underlying Funds’ exposures to interest rate and other general market risks.

o	Fixed Income and High Yield Investment Strategies. The Underlying Funds may employ long and/or short strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Underlying Funds may invest long and or short in debt securities that fall below investment grade debt — commonly “junk bonds.” Additionally, the Underlying Funds may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments. These strategies are intended to generate capital gains and/or income in both rising and falling interest rate environments.

The Underlying Funds
The Advisor selects sub-advisors for the Underlying Funds (the affiliated mutual funds in which the Long/Short Debt Fund invests) and allocates the assets of the Fund among its respective sub-advisors. The Advisor reviews a wide range of factors in evaluating each sub-advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisors, assets under management and number of clients. As part of its due diligence process, the Advisor conducts a comprehensive review of each sub-advisor, its investment process and organization. The Advisor conducts interviews with each sub-advisor’s key personnel, with third party references and industry sources.

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Under normal circumstances the Advisor generally expects to allocate the assets of the Long/Short Debt Fund among one or more Underlying Funds at any given time. The Advisor regularly evaluates each sub-advisor to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory. The Advisor may, subject to the approval of the Board of Trustees, change sub-advisors engaged by the Advisor to conduct the investment programs of the Fund without shareholder approval.

The following Underlying Fund strategy will primarily be utilized by the Fund:

Relative Value—Long/Short Debt
This strategy is designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, convertible bond, common stock, and derivative securities, and attempts to achieve total return through current income, capital preservation and capital appreciation.

Other Investment Strategies
The Long/Short Debt Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions and may also invest in other Underlying Funds from time to time. The Underlying Funds also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies. To the extent the Fund employs such strategies, the Fund may not achieve its investment objective.

Hatteras Managed Futures Strategies Fund

The Fund is classified as diversified and, therefore, is required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer, excluding U.S. Government securities and securities of other investment companies.

The Trading Advisors
The Advisor selects trading advisors for the Fund and allocates the assets of the Fund among its respective trading advisors. The Advisor reviews a wide range of factors in evaluating each trading advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other trading advisors, assets under management and number of clients. As part of its due diligence process, the Advisor conducts a comprehensive review of each trading advisor, its investment process and organization. The Advisor conducts interviews with each trading advisor’s key personnel, with third party references and industry sources.

The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Managed Futures Fund. The Subsidiary invests the majority of its assets in accounts, including collateral accounts for the purpose of entering into swap transactions, the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor pursuant to such trading advisor’s managed futures program.

The Advisor regularly evaluates each trading advisor to determine whether its investment program is consistent with the investment objective of the Managed Futures Fund and whether its investment performance is satisfactory.

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Other Investment Strategies
The Managed Futures Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions. The Fund also has the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies. To the extent the Fund employs such strategies, the Fund may not achieve its investment objective.

Hatteras Alternative Multi-Manager Fund

The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of Underlying Funds that employ a variety of investment techniques and strategies. By allocating its assets among a number of Underlying Funds, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector-related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

As a fund of funds, the Fund seeks to achieve its investment objective by investing in other affiliated mutual funds and non-affiliated investment companies, the Underlying Funds. The Fund is classified as diversified and, therefore, is required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer, excluding U.S. Government securities and securities of other investment companies.

The Underlying Funds
The Advisor selects sub-advisors for the Affiliated Funds (the affiliated mutual funds in which the Fund invests) and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Advisor reviews a wide range of factors in evaluating each sub-advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisors, assets under management and number of clients. As part of its due diligence process, the Advisor conducts a comprehensive review of each sub-advisor, its investment process and organization. The Advisor conducts interviews with each sub-advisor’s key personnel, with third party references and industry sources.

Under normal circumstances the Advisor generally expects to allocate the assets of the Fund among various Affiliated Funds at any given time. The Advisor regularly evaluates each sub-advisor to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory. The Advisor may, subject to the approval of the Board of Trustees, engage sub-advisors or change sub-advisors engaged by the Advisor to conduct the investment programs of the Fund without shareholder approval.

The following Underlying Fund strategies may be utilized by the Alpha Fund:

Long/Short Equity
This strategy employs long and short trading in common stock, and preferred stock of U.S. and foreign issuers. This strategy attempts to achieve capital appreciation.

Relative Value—Long/Short Debt
This strategy is designed to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities, and attempts to achieve current income, capital preservation and capital appreciation.

Event Driven
This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event. This strategy attempts to achieve capital appreciation.

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Other Investment Strategies
The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions. The Underlying Funds also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies. To the extent the Fund employs such strategies, the Fund may not achieve its investment objective.

Hatteras Disciplined Opportunity Fund

The Fund expects to utilize FLEX Options, the value of which may be linked to broad-based securities indices (such as the S&P 500®) or proxies for such indices (such as ETFs that track the S&P 500®) (an “Index Proxy”). The value of an Index Proxy is subject to change as the values of the component securities of the reference index fluctuate. An Index Proxy for a broad-based securities index may not exactly match the performance of the reference index due to cash drag, differences between the portfolio of the Index Proxy and the components of the reference index, expenses and other factors. Certain options on an Index Proxy may not qualify as “section 1256 contracts” under section 1256 of the Internal Revenue Code of 1986, as amended, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any decline in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Amounts payable at settlement by a seller of index call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts. If written calls and puts expire worthless, the Fund will neither pay nor receive settlement proceeds. If written calls or puts expire in-the-money, the Fund will be required to pay net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts.

The Fund may sell “covered” or “naked” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered naked if the above criteria are not satisfied.

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As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered naked if the above criteria are not satisfied. The Fund’s ability to write naked call or put options may be limited by margin requirements and other federal securities rules or regulations.

Options positions are marked to market daily. The value of an option is affected by changes in the value and dividend rates of the securities represented in the index or the individual security linked to the option, changes in interest rates, changes in the actual or perceived volatility of the index or individual security linked to the option and the remaining time to the option’s expiration, as well as trading conditions in the options market.

ADDITIONAL INFORMATION ABOUT EACH FUND’S PRINCIPAL INVESTMENT RISKS

Losing all or a portion of your investment is a risk of investing in the Funds. Unless otherwise indicated, the following additional risks apply to each Fund, directly or indirectly through the Underlying Funds, and could affect the value of your investment:

•	Aggressive Investment Risks (all except Disciplined Opportunity Fund): The Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage, and derivative transactions. Although the Funds may use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Funds may use long only or short only strategies. The strategies employed by the Funds generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•	Arbitrage Trading Risks (Alpha Fund, Long/Short Debt Fund and Multi-Manager Fund): The principal risk associated with arbitrage investment strategies is that the underlying relationships between securities in which an Underlying Fund takes investment positions may change in an adverse manner, in which case the Underlying Fund, and therefore each Fund, may realize losses. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, an Underlying Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

•	Bank Loan Risk (Long/Short Debt Fund only): The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. Such investments may create substantial risk. Bank loans are made by banks or other financial intermediaries to borrowers, and consequently, bank loans are subject to the credit-quality risk of both the borrower and the lender that is selling a participation in a bank loan. Additionally, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Bank loans may not be considered ‘securities,’ and purchasers, such as the Underlying Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

•	Commodities Focus Risks. (Managed Futures Fund only): The Fund concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Fund were diversified across different sectors and markets. The Fund may also have significant exposure to instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage, and insurance industries).

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•	Derivative Securities Risks: The Funds may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Funds. The Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments that they are used to hedge, or, if a derivative instrument is unable to be liquidated because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	Distressed Securities Risks (Alpha Fund and Multi-Manager Fund): Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company’s capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the shareholder’s claims.

•	Fixed Income Securities Risk (all except Long/Short Equity Fund and Disciplined Opportunity Fund): Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time. An issuer’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

•	FLEX Options Risk (Disciplined Opportunity Fund only): The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge.

•	Foreign Securities Risks (all except Managed Futures Fund and Disciplined Opportunity Fund): The Funds may invest in foreign securities, foreign currency contracts, and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•	Hedging Risks (all except Managed Futures Fund and Disciplined Opportunity Fund): The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. For example, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

•	High Portfolio Turnover Risks (Managed Futures Fund only): The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

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•	High Yield Securities Risk (Alpha Fund, Long/Short Debt Fund and Multi-Manager Fund only): Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. Such securities may have speculative characteristics.

•	Illiquid Securities Risk (all except Managed Futures Fund and Disciplined Opportunity Fund): Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•	Managed Futures Strategy/Commodities Risks (Alpha Fund and Managed Futures Fund only): Exposure to the commodities markets through investment in managed futures programs may subject the Funds to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

•	Management Risk (Disciplined Opportunity Fund only): The Fund’s success will depend on the management of the Fund’s Sub-Advisor (as defined below) and on the skill and acumen of the Sub-Advisor’s personnel.

•	Market Risk The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the market.

•	Mortgage-Backed and Asset-Backed Securities Risks (Alpha Fund, Multi-Manager Fund, and Long/Short Debt Fund only): The prices paid by the Funds for asset-backed securities, the yields the Funds expect to receive from such securities, and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Fund’s Sub-Advisors to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Funds may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

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•	Non-Diversification Risk (Disciplined Opportunity Fund only): The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic, political or other occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. A decline in the value of the securities of a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•	Options and Futures Risks (all except Disciplined Opportunity Fund): The Funds may invest in options and futures contracts. The Funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, it may be difficult to close out such positions.

The Funds may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security that the Fund owns. A covered put option is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation by the option. The purchaser of a put or call option runs the risk of losing his entire investment, paid as the premium, in a relatively short period of time if the option is not “covered” at a gain or cannot be exercised at a gain prior to expiration. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

To the extent a Fund enters into futures contracts on exchanges located outside of the U.S., the Fund may be subject to greater risk potential than similar transactions in domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and that an investor may look only to the broker or counterparty for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the “CFTC”). A Fund may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

•	Privately Negotiated Options Risks (Alpha Fund and Multi-Manager Fund): Each Fund intends to indirectly invest in privately negotiated options. Each privately negotiated option will be based on an asset or a basket of securities selected by an Underlying Fund. The counterparty to each privately negotiated option will typically be a financial institution (or an affiliate of a financial institution) that is experienced in the field of alternative investments. Upon expiration or termination of a privately negotiated option, the Underlying Fund will be entitled to a cash payment from the counterparty if the value of the asset or basket at that time is favorable to the Underlying Fund in comparison to the exercise price for the privately negotiated option. As with more traditional options, privately negotiated options will allow for the use of economic leverage. Although an Underlying Fund will not be exposed to risk of loss in excess of its payment for a privately negotiated option, each Underlying Fund, and consequently each Fund, may incur losses that are magnified by the use of leverage and the payment of fees to the counterparty. The Underlying Funds, and consequently the Funds, will also be exposed to the risk that the counterparty is unable to pay the settlement price upon the termination or expiration of a privately negotiated option.

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•	REIT Risks (Alpha Fund and Multi-Manager Fund). Investments in REITs will subject a Fund to various risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986 as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT’s operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its distributions to shareholders and, accordingly, a portion of each Fund’s distributions may also be characterized for tax purposes as a return of capital.

•	Shares of Other Investment Companies Risks: The Funds may invest in or sell short shares of other investment companies, including ETFs as a means to pursue their investment objectives. As a result of this policy, your cost of investing in the Funds will generally be higher than the cost of investing directly in such other investment companies. You will indirectly bear fees and expenses charged by the other investment companies in addition to the Funds’ direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. Additionally, trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or security-specific or market-wide “circuit breakers” (which are tied to large decreases in stock prices) are activated and halt trading in the ETF’s shares or in stocks generally. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track.

•	Short Sales Risks (all except Managed Futures Fund and Disciplined Opportunity Fund): If a security sold short increases in price, the Funds may have to cover the applicable short position at a higher price than the short sale price, resulting in a loss. The Funds will ordinarily engage in short sales where they do not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Funds may not be able to borrow a security that they need to deliver or they may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Funds may not be able to successfully implement their short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the applicable Fund.

Until the security borrowed in connection with a short sale is replaced, the applicable Fund may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent, or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Funds must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Funds’ investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory, or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

•	Smaller Capitalization Risks (all except Managed Futures Fund and Disciplined Opportunity Fund): The Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

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•	Special Situations Risks (Alpha Fund and Multi-Manager Fund): The Funds may invest in Underlying Funds that use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce an indirect loss for the Funds.

•	Swap Agreement Risks (all except Disciplined Opportunity Fund): The Funds may enter into equity, interest rate, index, credit default, and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Additional Investment Risks
In addition to the principal investment risks of each Fund listed above, the following additional non-principal risks apply to each Fund other than the Disciplined Opportunity Fund, directly or indirectly through the Underlying Funds, unless otherwise indicated:

•	Borrowing Risks: Because the Funds may borrow money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging,” a Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the Fund’s capital. A Fund’s borrowing activities will exaggerate any increase or decrease in the net asset value (“NAV”) per share of the Fund. In addition, the interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Fund compared with what it would have been without borrowing.

•	Healthcare/Biotechnology Sector Risks (Long/Short Equity Fund only): Companies within the healthcare and biotechnology industries invest heavily in research and development which may not necessarily lead to commercially successful products or may lead to products that become obsolete quickly. The healthcare and biotechnology sector is also subject to increased governmental regulation which may delay or inhibit the release of new products. Many healthcare and biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Healthcare and biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Healthcare and biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of healthcare and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

•	High Portfolio Turnover Risks (all except Managed Futures Fund): The Funds’ annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Active and frequent trading may lead to a greater proportion of a Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause a Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

•	Initial Public Offerings Risks (all except Managed Futures Fund): The Funds may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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•	REIT Risks (Long/Short Equity Fund, Long/Short Debt Fund and Disciplined Opportunity Fund only). Investments in REITs will subject the Funds to various risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986 as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT’s operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be characterized for tax purposes as a return of capital.

•	Restricted Securities Risks: The Funds may invest without limit in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended. Under the supervision of their Board of Trustees, the Funds will determine whether securities purchased under Rule 144A are illiquid. The Funds are restricted to investing no more than 15% of their total assets in securities that are illiquid; that is, not readily marketable. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of each Fund’s assets invested in illiquid securities would increase.

•	Reverse Repurchase Agreement Risks: The Funds may invest in reverse repurchase agreements, which involve a sale of a security to a bank or securities dealer and a simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of the Funds.

•	Securities Lending Risks: The Funds and Underlying Funds may lend securities from their portfolio to brokers, dealers, and financial institutions (but not individuals) to increase the return on their portfolio. The principal risk of securities lending is the potential default or insolvency of the borrower. In either of these cases, the lending fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The value of the securities lent by the Fund or an Underlying Fund may not exceed one-third of the Fund’s or Underlying Fund’s total net assets, respectively, and such loans must be fully collateralized based on values that are marked-to-market daily.

•	Warrants Risks: The Funds may invest in warrants, which are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

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The Advisor continuously monitors the investment positions owned by each Fund to ensure compliance with the Fund’s investment objective and the investment restrictions detailed in its Prospectus and SAI. The Advisor generally expects each Fund’s assets to be invested across various sectors.

FUND OF FUNDS STRUCTURE

The Alpha Fund, Multi-Manager Fund, Long/Short Equity Fund, and Long/Short Debt Fund (collectively, the “Funds of Funds”) seek to achieve their investment objectives by allocating their assets across various investment styles through investment in one or more Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style.  In addition to its own expenses, each Fund of Funds bears a pro rata portion of the expenses of the Underlying Funds in which it invests. The expenses in the Underlying Funds will include management, administrative, and operational expenses, as well as those expenses related to the ongoing management of an Underlying Fund’s portfolio, such as brokerage commissions, dividends paid out on short positions, and interest on borrowing for leverage purposes. The operating expenses of the Affiliated Funds, as well as the Funds of Funds, are contractually capped. The Funds of Funds’ investments in non-affiliated investment companies will not necessarily be capped. As a result of the affiliated structure under which the Funds of Funds operate and the capping of operating expenses of the Funds of Funds and the Affiliated Funds in which they primarily invest, the risk of layering fees inherent in a traditional fund of funds structure does not apply.

SHARE CLASSES

Each Fund issues its shares in multiple classes as set forth in the table below:

Alpha Fund	Institutional Class	Class A	Class C	No Load
Long/Short Debt Fund	Institutional Class	Class A	Class C
Long/Short Equity Fund	Institutional Class	Class A
Managed Futures Fund	Institutional Class	Class A*	Class C*		Class H
Multi-Manager Fund	Institutional Class	Class A*	Class C*
Disciplined Opportunity Fund	Institutional Class	Class A*
*Shares of this class are not currently available for purchase.

No Load shares are offered at NAV per share without a front-end sales charge. No Load shares are also issued with an annual shareholder servicing fee of 0.25%.

Class A shares are offered at NAV per share with a front-end sales charge. Class A shares are also issued with an annual Rule 12b-1 fee of 0.25%.  Class A shares do not charge a shareholder servicing fee.

Class C shares are offered at NAV per share without a front-end sales charge. Class C shares have a contingent deferred sales charge of 1.00% and an annual Rule 12b-1 fee of 1.00%. Class C shares do not charge a shareholder servicing fee.

Institutional Class and Class H shares are offered at NAV per share without a front-end sales charge, shareholder servicing fee, Rule 12b-1 fee, or contingent deferred sales charge.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A list of the Funds’ underlying portfolio holdings as of each calendar quarter-end is available on the Funds’ website at hatterasfunds.com/library/funds within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Funds will remain posted on the website until updated with required regulatory filings with the SEC. The Annual and Semi-Annual Reports are available by contacting Hatteras Alternative Mutual Funds Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or calling 1-877-569-2382.

INVESTMENT ADVISOR

Hatteras Funds, LP, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor has also registered as a commodity pool operator with the National Futures Association with respect to the Managed Futures Fund in accordance with regulations adopted by the Commodity Futures Trading Commission under the Commodity Exchange Act. The Advisor is a Delaware limited partnership majority owned and controlled by David B. Perkins, President and Chief Executive Officer of the Advisor.

To facilitate the efficient supervision and management of the sub-advisors by the Advisor and the Trust’s Board of Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Affiliated Funds, that permits the Advisor, subject to certain conditions (including a no-action letter relating to the exemptive order) and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of employing a new sub-advisor, shareholders will receive notification of the change.

Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of each Fund’s business affairs. The Advisor invests the assets of each Fund, either directly or by using sub-advisors (or trading advisors for the Managed Futures Fund), according to each Fund’s investment objective, policies and restrictions. Development of each Fund’s portfolio investment strategies and allocations to sub-advisors and trading advisors is done on a team management basis. The Advisor furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Funds.

Management Fees
Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor (the “Advisory Agreement”), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Funds at the following annual rates:

Alpha Fund	0.25%
Long/Short Equity Fund	0.00%
Long/Short Debt Fund	0.00%
Managed Futures Fund*	1.75%
Multi-Manager Fund	0.25%
Disciplined Opportunity Fund	1.25%
* For the fiscal year ended December 31, 2015 and for the period from January 1, 2016 through April 28, 2016, the Advisor earned management fees equal to an annual rate of 0.00% of the Managed Futures Fund’s average daily net assets because the Fund operated as a fund of funds. The Fund’s 1.75% management fee became effective on April 29, 2016 when the Fund ceased operating as a fund of funds.

Additionally, each Affiliated Fund (other than the Funds) pays a management fee of 1.75% of such Affiliated Fund’s average daily net assets to the Advisor, pursuant to the Underlying Funds Trust’s investment advisory agreement with the Advisor. A discussion of the factors that the Board of Trustees considered in approving the Funds’ Advisory Agreement is available in the Annual Report dated December 31, 2015.

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Shareholder Servicing Fees
The Advisor is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have entered into agreements with the Advisor (“Shareholder Servicing Agreement”) and perform these functions on behalf of their clients who own shares of the Funds. For this service, the Advisor receives an annual shareholder servicing fee equal to 0.25% of the average daily net assets of the Funds’ No Load shares from which the shareholder servicing agents are paid.

Expense Limits
The Advisor has contractually agreed to waive its management fees and/or pay expenses of the Funds to ensure that the Funds’ total Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table below through at least the date specified below. The Funds’ operating expenses limitation agreement can only be terminated upon a vote of the Board of Trustees. Any waiver in management fee or payment of expenses made by the Advisor may be recouped by the Advisor from the applicable Fund in, as discussed below, if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses and the expense limits in place at the time of such waiver or reimbursement. The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid, subject to these limitations. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board of Trustees. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.

	Institutional Class	Class A	Class C	No Load	Class H	Initial End Date
Alpha Fund	2.24%	2.49%	3.24%	2.49%	—	6/30/17
Long/Short Equity Fund	1.99%	2.24%	—	—	—	6/30/17
Long/Short Debt Fund	1.99%	2.24%	2.99%	—	—	6/30/17
Managed Futures Fund	1.99%	2.24%	2.99%	—	1.99%	6/30/17
Multi-Manager Fund	2.25%	2.50%	3.25%	—	—	4/30/17
Disciplined Opportunity Fund	1.75%	2.00%	—	—	—	4/30/17

With respect to the Disciplined Opportunity Fund, any reimbursement of the Fund’s or Predecessor Fund’s expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement. The Advisor is permitted to recoup expenses reimbursed in the prior three fiscal years, including expenses of the Predecessor Fund prior to the date of the Reorganization. Any such recoupment will be reviewed by the Board of Trustees of the Trust. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Trust’s Board of Trustees.

The Advisor and/or its affiliates may make payments to selected affiliated or unaffiliated broker-dealers and other financial institutions (“Financial Institutions”) from time to time in connection with the sale, distribution, retention and/or servicing of shares of the Fund and other funds managed by the Advisor or its affiliates. These payments are made out of the Advisor’s, and/or its affiliates’, own assets and are not an additional charge to the Funds. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide Financial Institutions or their employees with an incentive to favor sales of shares of the Funds over other investment options. You should contact your Financial Institution for more information about the payments it may receive and potential conflicts of interest.

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Interest Expense and Dividends on Short Positions
The Funds’ operating expenses include expenses attributable to interest and dividends on short sales. Expenses attributable to interest and dividends on short sales occur when a Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and is obligated to record the payment of the dividend or interest as an expense. Expenses attributable to interest and dividends on short sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

INVESTMENT SUB-ADVISORS AND TRADING ADVISORS

Sub-Advisors

The Advisor is responsible for selecting the sub-advisors to manage the applicable Funds and Affiliated Funds. The sub-advisors will be engaged to manage the investments of the applicable Funds and Affiliated Funds in accordance with such Fund’s or Affiliated Fund’s investment objective, policies, and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each sub-advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the purchase, retention and sale of securities in the portion of each applicable Fund’s or Affiliated Fund’s investment portfolio under its management. Discussions regarding the basis for the Board of Trustees’ approval of the sub-advisors’ investment advisory agreements are available in the Funds’ annual report dated December 31, 2015, the annual report dated December 31, 2015 for the Hatteras Event Driven Fund, and the annual report dated December 31, 2015 for the Underlying Funds Trust.

To facilitate the efficient supervision and management of the sub-advisors by the Advisor and the Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order that permits the Advisor, subject to certain conditions and approval by the Board of Trustees but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders will receive notification of the change.

Each of the sub-advisors listed below relies upon its respective advisory group for the day-to-day management of the portion of each portfolio that it manages. The Advisor will pay the sub-advisors monthly an annual fee based upon the net assets of each Fund or Affiliated Fund, as applicable, allocated to that sub-advisor and may reimburse certain third-party legal or consulting expenses related to the selection and management of certain types of investments for the Funds and Affiliated Funds from the 1.75% management fee paid to the Advisor pursuant to the Affiliated Funds’ Investment Advisory Agreements. The Funds and Affiliated Funds are not responsible for the payment of this sub-advisory fee.

Sub-Advisors to the Funds

Acertus Capital Management, LLC
Acertus Capital Management, LLC, 465 South Street, Suite 304, Morristown, NJ 07960, has been selected as the Disciplined Opportunity Fund’s sub-advisor and was previously the sub-advisor of the Predecessor Fund since its inception. Acertus Capital Management, LLC is a wholly owned subsidiary of Beacon Trust Company (“Beacon”). Beacon is a wholly owned subsidiary of The Provident Bank which, in turn, is a subsidiary of Provident Financial Services, Inc., a publicly held company. Acertus Capital Management, LLC is a registered investment adviser.

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Sub-Advisors to the Affiliated Funds Other than the Funds

Amundi Smith Breeden LLC
The Advisor has entered into a sub-advisory agreement with Amundi Smith Breeden LLC (“Amundi Smith Breeden”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio. Amundi Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment advisor. Amundi Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities, foundations and insurance funds.

Apis Capital Advisors, LLC
The Advisor has entered into a sub-advisory agreement with Apis Capital Advisors, LLC (“Apis”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Apis is located at 90 Park Avenue, 18 th floor, New York, New York, 10016 and is a registered investment adviser. Apis provides discretionary investment advisory services to clients primarily investing in globally traded public equity securities.

Coe Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and other investment advisers.

FrontFour Capital Group, LLC
The Advisor has entered into a sub-advisory agreement with FrontFour Capital Group, LLC (“FrontFour”) to manage a portion of the Hatteras Event Driven Fund. FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment advisor. FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Havens Advisors, LLC
The Advisor has entered into a Sub-Advisory Agreement with Havens Advisors, LLC (“Havens”) to manage a portion of the Hatteras Event Driven Fund. Havens is located at 600 Lexington Avenue, 25th Floor, New York, New York 10022 and is a registered investment adviser. Havens provides investment advisory services to private pooled investment vehicles and investment companies.

ISF Management LLC
The Advisor has entered into a sub-advisory agreement with ISF Management LLC (“ISF”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. ISF is located at 767 Third Avenue, 39th Floor, New York, NY 10017, and is a registered investment advisor. ISF provides portfolio management services to investment companies and other pooled investment vehicles.

MP Securitized Credit Partners, L.P.
The Advisor has entered into a sub-advisory agreement with MP Securitized Credit Partners, L.P. (“MP Partners”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio. MP is located at 520 Madison Avenue, 35th Floor, New York, New York, 10022 and is a registered investment adviser. MP provides investment management services to private funds and separately managed accounts.

Nicholas Investment Partners, L.P.
The Advisor has entered into a sub-advisory agreement with Nicholas Investment Partners, L.P. (“Nicholas”) to manage a portion of the Relative Value—Long/Short Debt Portfolio. Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment advisor. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

Trading Advisors

The Advisor is responsible for selecting the trading advisors for the Managed Futures Fund. The trading advisors will be engaged to trade in accordance with the Fund’s investment objective, policies, and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each trading advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the Managed Futures Fund assets it trades.

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The Advisor will pay each trading advisor monthly an annual fee in accordance with the terms of the trading agreement entered into with the trading advisor from the 1.75% advisory fee paid to the Advisor by the Managed Futures Fund. The Fund is not responsible for the payment of any trading advisor fees.

A discussion regarding the basis for the Board of Trustees’ approval of the trading advisors’ trading agreements is available in the Managed Futures Fund’s annual report dated December 31, 2015.

Revolution Capital Management, LLC
The Advisor has entered into a trading agreement with Revolution Capital Management, LLC (“Revolution”) to manage a portion of the Managed Futures Fund.  Revolution is located at 520 Zang Street, Suite 209, Broomfield, CO 80021, and is registered as a CTA.  Revolution provides trading services to high-net worth individuals and institutional investors.

ROW Asset Management, LLC
The Advisor has entered into a trading agreement with ROW Asset Management, LLC (“ROW”) to manage a portion of the Managed Futures Fund.  ROW is located at 450 Newport Center Drive, Suite 420, Newport Beach, CA 92660, is a registered investment adviser and is registered as a CTA. ROW provides discretionary investment advice to pooled investment vehicles operating as private investment funds and separately managed accounts.

PORTFOLIO MANAGERS

Portfolio Manager for Each Fund Other than the Disciplined Opportunity Fund

Mr. Michael P. Hennen, CFA
Mr. Hennen is a portfolio manager for the Advisor. His primary responsibilities include asset allocation, portfolio construction, and manager research. Prior to joining Hatteras in 2009, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group, an alternative investments advisory group within Morgan Stanley, where he led the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies. Before joining Morgan Stanley, Mr. Hennen was an Analyst at Morningstar in Chicago. Mr. Hennen received his Bachelor of Business Administration degree in Finance from Western Michigan University. Mr. Hennen has also earned his designation as a Chartered Financial Analyst (CFA).

Portfolio Managers for the Disciplined Opportunity Fund

Glenn A. Myers, J.D. – President and Chief Operating Officer
Mr. Myers is President and Chief Operating Office of the Sub-Advisor and is responsible for the firm’s management. He joined the Sub-Advisor when it was formed in 2011. Prior to joining the Sub-Advisor, Mr. Myers was employed with The MDE Group, a wealth management firm, since 1991. Mr. Myers received his J.D. from Rutgers School of Law and is a member of the New Jersey Bar. He graduated cum laude with a B.S. in finance and a minor in computer science from Rutgers University and Rutgers School of Business.

John Longo, PhD, CFA – Chief Investment Officer
Mr. Longo joined the Sub-Advisor when it was formed in 2011 and chairs the Sub-Advisor’s Investment Committee. He plays a key role in contributing toward the firm’s macroeconomic view. Mr. Longo is also a Professor of Practice in the Finance & Economics Department at Rutgers Business School and has taught in the school’s undergraduate, MBA, Executive MBA, and International Executive MBA programs for more than 15 years. He is a member of the Editorial Board of The Journal of Performance Measurement. He is author/editor of Hedge Fund Alpha: A Framework for Generating and Understanding Investment Performance. Prior to joining the Sub-Advisor, Mr. Longo was employed with The MDE Group since 2002. In early 2000, Mr. Longo formed Cyborg Capital Management (“Cyborg”), a hedge fund management and investment consulting firm. Prior to forming Cyborg, Mr. Longo spent three years at Merrill Lynch & Co. (“Merrill”) where he was a Vice President in their Management Science Group. At Merrill, Mr. Longo played an instrumental role in creating and managing investment strategies for the Strategy Power product. He has appeared on CNBC, Bloomberg (TV and Radio) and Fox Business. Mr. Longo holds Ph.D. and M.B.A. degrees in finance and a B.A. degree with a double major in computer science and economics, from Rutgers University and Rutgers School of Business and is a Chartered Financial Analyst (CFA).

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Erman K Civelek, CFA, CAIA, CFP – Senior Vice President, Investment Strategist
Mr. Civelek oversees the systematic implementation of all Acertus Investment Solutions. He also contributes to the evaluation and design of the strategies relative to maximizing the structure of formulaic return enhancement and risk control. Mr. Civelek has been with the Sub-Advisor since it was formed in 2011. Prior to joining the Sub-Advisor, Mr. Civelek was employed with The MDE Group since 1997. Mr. Civelek graduated summa cum laude with a B.A. in economics from Rutgers University is a Chartered Financial Analyst (CFA) charter holder. He also holds the Chartered Alternative Investment Analyst (CAIA) degree and is a CFP® professional.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund will be determined at the close (generally 4:00 p.m., Eastern time) of the New York Stock Exchange (“NYSE”) on each day it is open for business and will be computed by determining the aggregate market value of all assets, based on the NAV per share of each of the Underlying Funds, of the Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination of NAV per share for a particular day is applicable to all account applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day. If events occur during the course of a day on which a Fund determines its NAV per share which, in the Advisor’s opinion, materially affect the value of one or more portfolio securities of an Underlying Fund, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees. Examples of such events include, but are not limited to, securities which are not traded on a national stock exchange, and therefore closing prices are not available; securities not quoted by an independent pricing service; or securities for which current quotations are not available from other independent sources. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent trade price.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

FLEX Options are valued by an independent third party pricing service, which uses an equity option valuation model. The factors used in the option pricing model include the calculated volatility value of the custom option and the underlying reference equity index, the time between the effective date of the option and its expiration, and the agreed upon strike price. All inputs used by the pricing service in valuing the FLEX Options are considered observable market inputs, as a market for the custom options is established by the clearinghouse as new FLEX Options are created. Fair value determinations may be required for a FLEX Option in the event a price cannot be obtained from an independent pricing service or, in the judgment of the Advisor or Sub-Advisor as applicable, the price or value available does not represent the fair value of the instrument. Such fair value determinations will be made based on valuations procedures approved by the Board of Trustees and may be based on factors including consensus quotes from several market making firms in the FLEX Options market.

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Fair value determinations may be required for the following securities: (1) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (2) securities for which, in the judgment of the Advisor or sub-advisor(s), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-advisor(s) to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; and (3) securities determined to be illiquid in accordance with the Funds’ liquidity procedures.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the NAV per share, each Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees. A Fund may hold portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, and consequently, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

HOW TO PURCHASE SHARES

Certain individuals may purchase No Load and Institutional shares at NAV per share, Class A shares at NAV per share, plus the applicable sales charge, or Class C shares at NAV per share, by sending a completed account application to one of the following addresses:

Regular Mail	Express/Overnight Mail
Hatteras Funds (specify fund) (specify class) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Funds (specify fund) (specify class) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Note:	The Funds do not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

No Load Shares and Institutional Class Shares
No Load and Institutional Class shares of the Funds may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ Distributor or for investment plans such as “wrap accounts” which have entered into an agreement with the Funds’ Distributor. For example, No Load and Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with a Fund’s principal underwriter to offer No Load or Institutional Class shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). No Load shares are also subject to a Shareholder Servicing Fee of 0.25% of average daily net assets. Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts. The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

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Class A Shares
Class A shares of the Funds are retail shares that require you to pay a sales charge when you invest in a Fund unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

If you purchase Class A shares of a Fund you will pay the public offering price (“POP”), which is the NAV next determined after your order is received, plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge is determined as follows:

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	See Below

The Distributor will receive all initial sales charges for the purchase of Class A shares of a Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above. Any applicable CDSC on Class A shares will be based on the lower of cost or current market value.

Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charge on Class A shares of a Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility. The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from a Fund.

Account Reinstatement: You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of a Fund within 120 days of the date of the redemption. To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Fund in writing or notify your financial intermediary at the time of the transaction.

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Letter of Intent (“LOI”): By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. The investment must satisfy the initial purchase agreement. Reinvested distributions do not count as purchases made during this period. A Fund will hold in escrow shares equal to approximately 4.75% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the transfer agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the transfer agent will release the escrowed shares when you have invested the agreed amount. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

Rights of Accumulation (“ROA”): You may combine the value at the current public offering price of Class A shares of a Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own shares in a Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.

•	Current employees of:
o	The transfer agent;
o	Broker-dealers, (including their affiliates) who act as selling agents for the Funds/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

More information regarding the Funds’ sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Funds’ website: hatterasfunds.com/funds.

Class C Shares
The offering price of a Class C share is the NAV per share with no initial sales charge. Each Fund pays a Rule 12b-1 distribution fee of 1.00% of the average daily net assets of the Fund’s Class C shares. If you purchase Class C shares of a Fund, you will be subject to a 1.00% CDSC if you redeem your shares within 12 months of purchase. The CDSC does not apply to the purchase of shares from the reinvestment of dividends or capital gains distributions. Investments of $1 million or more for purchase into Class C will be rejected. Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.

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You may buy shares of a Fund by contacting the securities broker-dealer or other financial services firm who gave you this Prospectus. When you buy shares, be sure to specify whether you want Class C shares.

Class H Shares
Class H shares may only be purchased by other registered investment companies or mutual funds advised by the Advisor or one of its affiliates, employees of the Advisor, and Trustees of the Trust.

Distribution and Service (Rule 12b-1) Plan
The Funds have adopted a Distribution and Service Plan or “Rule 12b-1 Plan.” Under the plan, Class A and C shares pay a distribution fee of 0.25% and 1.00%, respectively, of the average daily net assets of the class to the Funds’ Distributor or certain other third parties to finance any activity which is principally intended to result in the sale of Class A or Class C shares. Under the plan, 0.75% of the 1.00% distribution and servicing fee for Class C shares may be used for distribution related activities and the remaining 0.25% may be used for shareholder servicing expenses.

Since the Funds’ assets are used to pay Rule 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Purchasing Class C Shares
Class C shares have no initial sales charge, but a Fund pays an aggregate distribution fee at the annual rate of 1.00% of average daily net assets.

Class C shares have a CDSC of 1.00% for any shares redeemed within 12 months of purchase, measured from the first day of the month in which the shares were purchased. The 1.00% charge will be assessed based on the lesser of cost or market value (which, for purposes of determining the CDSC, shares are considered sold on a first-in, first-out basis).

Minimum and Additional Investment Amounts
The minimum initial and subsequent investment amounts are shown below:

Type of Account	To Open Your Account	To Add to Your Account
Class A and Class C
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None
Class H	None	None

Shares of the Funds are offered on a continuous basis. The Funds, however, reserve the right, in their sole discretion, to reject any account application to purchase shares. After you open an account, you may purchase additional shares by sending a check together with the remittance stub from your most recent confirmation statement or a note stating the name(s) on the account and the account number, to the above address. Institutional Class shares are subject to a $1 million investment minimum for all accounts. Class H shares are not subject to an investment minimum.

Waiving Your Initial Minimum Investment
The Advisor may waive the initial minimum in certain circumstances, including but not limited to the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
•	Employees of the Advisor and its affiliates and their families.
•	Employees benefit plans sponsored by the Advisor.
•	Certain wrap programs offered by financial intermediaries.
•	Trustees of the Funds and their families.
•	Institutional clients of the Advisor.

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The initial minimum investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Make all checks payable to “(specify fund), (specify class).” All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your payment is not received, your check does not clear or your electronic funds transfer via ACH is rejected, your purchase will be canceled. The Funds are unable to accept post-dated checks or any conditional order or payment. In addition to any loss sustained by the Funds, a $25.00 charge may be imposed if your check does not clear. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Shares are held in street name for the owners. The Funds reserve the right to reject any purchase in whole or in part.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Funds your full name, date of birth, social security number and permanent street address to assist the Funds in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account application will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Please consult your financial advisor to determine if you are eligible to purchase shares of the Funds through a qualified financial intermediary account.

When Order is Processed
All shares will be purchased at the NAV per share, plus any applicable sales charge, next determined after the Funds receive your account application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund and class;
•	the dollar amount of shares to be purchased;
•	a completed account application or investment stub; and
•	check payable to the Fund.

Purchase through Brokers
You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers or agents may set their own initial and subsequent investment minimums. Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s NAV per share, plus any applicable sales charge, next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Brokers are responsible for placing orders promptly with the Funds and for forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

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Advisor Affiliates
Hatteras Funds (“Issuer”) has certain affiliated companies that offer retail brokerage accounts and/or investment advisory services. These broker dealers and investment advisers, consistent with their obligations under applicable law, determine the appropriateness of the investments for each client independently, based upon the facts and circumstances of each proposed sale or recommendation of independent financial advisers associated with these firms. However, these broker-dealers or investment advisers, as a result of the affiliation with Issuer, may have a financial interest in offering a security of Issuer. One or more of the affiliated broker dealers may also act as a soliciting dealer for other offerings sponsored directly or indirectly by Issuer or other affiliated companies.

In accordance with Employee Retirement Income Security Act of 1974 (“ERISA”) affiliated investment advisers of Issuer may be required to waive certain fees for the advisory accounts that are covered by ERISA. Specifically, if these ERISA covered accounts invest in securities of affiliated issuers there may be a prohibition under ERISA from charging management fees for both the account and affiliated security. Please consult with your financial adviser or investment adviser about these fees if the account at the affiliated broker-dealer or investment adviser is covered by ERISA.

Telephone Purchase
Investors may purchase additional shares of the Funds by calling 1-877-569-2382. If you accepted this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have submitted a voided check to establish banking information on your account prior to making a purchase. Each order must be in the amount of $250 or more. Your shares will be purchased at the NAV per share, plus any applicable sales charge, calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time.

Purchase by Wire
To open an account or to make additional investments by wire, first call 1-877-569-2382 to notify the Funds of the incoming wire using the wiring instructions below:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit    (fund name),
            (your name or the title on the account)
             (your account #)

Initial Investment – By wire
If you are making an initial investment in a Fund, before you wire funds, the Funds’ transfer agent must have a completed account application, which is included with this Prospectus. Please contact the Funds’ transfer agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery, or facsimile. Upon receipt of your completed account application, the transfer agent will establish an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

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For Subsequent Investments – By wire
If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, you should be sure to notify the transfer agent at 1-877-569-2382. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Funds’ transfer agent. Your bank may charge you a fee for sending a wire payment to the Funds. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:          (fund name)
(your name/title on the account)
(account #)

Automatic Investment Plan
You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic funds transfers. After making an initial investment of at least $1,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Your account application must be received 15 calendar days prior to the initial transaction. Please contact the Funds at 1‑877-569-2382 for more information about the Funds’ Automatic Investment Plan. Shareholders should notify the Funds’ transfer agent of any changes to their Automatic Investment Plan at least five business days prior to the effective date. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). We are unable to debit mutual fund or “pass through” accounts. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-569-2382 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Retirement Plans
You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-569-2382 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Exchange Privilege
You may exchange your shares of the Funds for shares of the same class of any other mutual fund in the Trust. You should carefully read the Prospectus of the other fund before exchanging shares into that fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. You should request your exchange prior to market close to obtain that day’s NAV per share. Exchange requests received after the close of the NYSE will be treated as though received on the next business day.

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Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. No-Load shares of a Fund may be converted to Institutional Class shares of the same Fund. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

REDEMPTIONS

You may sell (redeem) your Fund shares on any day the NYSE is open for business either directly to the Funds or through your investment representative.

Written Redemption Requests
You may redeem your shares by simply sending a written request to the Funds’ transfer agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Regular Mail	Express/Overnight Mail
(specify fund) (specify class) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	(specify fund) (specify class) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note	The Funds do not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Redeeming by Telephone
If you accepted telephone options on your account application, you may redeem shares having a value of up to $100,000 by telephone. The proceeds will be sent on the business day following the redemption, but no later than the seventh business day after receipt. The proceeds can be mailed to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Funds’ transfer agent’s records. There is a $15 charge for each wire. There is no charge to have proceeds sent by electronic funds transfer and credit will be available in two to three business days. To redeem by telephone, call 1-877-569-2382.

If you decline the options, but wish to add them at a later time, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, U.S. Bancorp Fund Services, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be cancelled or modified.

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Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Wire Redemptions
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer, but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan
If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan (“SWP”) to provide for monthly, quarterly or annual payments. Under the plan, payments of $500 or more can be sent by check to your address of record, or can be sent by electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account. This service may be terminated or modified by the Funds at any time. A withdrawal under the SWP involves redemption of shares of the Funds, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Funds’ transfer agent no later than five days before the next scheduled withdrawal. If you wish to open a SWP, please indicate on your account application or contact the Funds at 1‑877-569-2382.

When Redemptions are Sent
Once the Funds receive your redemption request in “good order” as described below, your redemption will be processed at the next determined NAV per share following receipt of your redemption request. Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption. If you purchase shares using a check or the ACH network, and soon after request a redemption, the Funds will honor the redemption request, but will not mail the proceeds until your purchase payment has cleared (usually within 12 calendar days).

Good Order
Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	The request should include a signature guarantee, if applicable (see section titled, “When You Need Signature Guarantees” below).

When You Need Signature Guarantees
The Funds’ transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

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A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the transfer agent within the last 30 calendar days; and/or
•	for redemptions over $100,000.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or signature validation stamp in other instances based on the circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantee.

Retirement Plans
If you own an IRA, or other retirement plan, you must indicate on your written redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to 10% federal tax withholding. Shares held in IRA accounts or other retirement plans may be redeemed by telephone at 1-877-569-2382. Investors will be asked whether or not to withhold taxes from any distribution.

Redeeming through Broker
If shares of the Funds are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Low Balances
If at any time your account balance falls below $1,000, the Funds may notify you that, unless the account is brought up to at least $1,000, your account could be closed. This will not apply to any account balances that drop below $1,000 due to a decline in NAV per share. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record. The Funds will not charge any redemption fee on involuntary redemptions.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Funds are intended for long-term investors. The Funds discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives. Further, frequent short-term trading of Fund shares drives up a Fund’s transaction costs to the detriment of the remaining shareholders.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. The Funds do not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Board of Trustees has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Funds. These steps include, monitoring trading practices, using fair value pricing, as determined by the Funds’ Board of Trustees, when the Advisor determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

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Trading Practices
Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Funds reserve the right to reject purchases and exchanges if they believe that such transactions would be inconsistent with the best interests of Fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, the Funds’ distributor, on behalf of the Funds, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce its market timing policies.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time each Fund’s NAV per share is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when it calculates its NAV per share. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor does not represent fair value. The Funds may also fair value a security if a Fund or the Advisor believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Funds, except for the Long/Short Debt Fund which intends to distribute substantially all of its investment company taxable income on a calendar quarter basis, intend to distribute substantially all of their investment company taxable income and net capital gain in December. Distributions will be reinvested in shares of a Fund unless you elect to receive cash. You may change your distribution option at any time by writing or calling 1-877-569-2382. Any change should be submitted five days prior to the record date of the next distribution. Dividends from investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

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The Funds expect that, as a result of their investment objectives and strategies, distributions will consist primarily of short-term capital gains, which are taxable as ordinary income, and under current law, qualified dividend income, depending on the source of such income to the Funds and any holding period requirements. A portion of the ordinary income dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December as of a record date in such a month will be taxed to shareholders as if received in December, if they are paid during the following January. Each year, the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income tax with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

A 3.8% “Medicare Tax” is imposed on “net investment income” for taxpayers earning over specified amounts. The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (the “IRS”). If you are subject to backup withholding, the IRS requires the Funds to withhold a percentage of any dividend and redemption or exchange proceeds. The Funds will reject any account application that does not include a certified social security or taxpayer identification number.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

The tax treatment of certain futures contracts and listed non-equity options which may be written or purchased by a Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from those contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

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This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds’ shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

IMPORTANT INFORMATION REGARDING DIVIDENDS ON
 SHORT SALES AND INTEREST ON FUND BORROWING

The Funds, through their investment in the Underlying Funds, use modest leverage and short-selling techniques in pursuing their strategies. Total Annual Fund Operating Expenses include expenses paid by a Fund to vendors and its pro-rata share of such expenses paid by the Underlying Funds; also included are dividends paid out on short positions, and interest on borrowing for leverage purposes. However, Total Annual Fund Operating Expenses exclude brokerage commissions. Also, the short dividends expense is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. The actual impact of these expenses and income on a Fund may vary dramatically from year-to-year along with prevailing short-term interest rates, and portfolio composition and executive decisions. Total Annual Fund Operating Expenses for a Fund, which includes the Fund’s expenses and its pro-rata share of expenses paid by the Affiliated Funds (which includes an advisory fee of 1.75% and an operating services fee of 0.25% for the Affiliated Funds as well as acquired fund fees and expenses associated with a Fund’s investment in non-affiliated investment companies) and excludes these short dividends expense and income items, are capped contractually at the rates described above in the “Annual Fund Operating Expenses” section and the “Investment Advisor” section.

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FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds’ financial performance for the past five years or since a share class’ commencement, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights below have been derived from the Funds’ financial statements. The Funds’ financial statements for the years ended December 31, 2011, 2012 and 2013 have been audited by the Funds’ previous independent registered public accounting firm. The Funds’ financial statements for the years ended December 31, 2014 and 2015 have been audited by Cohen Fund Audit Services, Ltd. (“the “Auditor”), the Funds’ independent registered public accounting firm. Cohen’s report, along with the Funds’ financial statements, is included in the Funds’ Annual Report dated December 31, 2015, which is available upon request.

	No Load
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	2011
Per Share Data(1):
Net Asset Value, Beginning of Period	$11.48	$11.54	$10.59	$10.48	$10.41
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.11)	(0.12)	(0.22)	(0.22)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.40)	0.06	1.17	0.33	0.27
Total Gain (Loss) from Investment Operations	(0.51)	(0.06)	0.95	0.11	0.08
Less Dividends and Distributions:
Net investment income	(0.10)	—	—	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.10)	—	—	—	(0.01)
Net Asset Value, End of Period	$10.87	$11.48	$11.54	$10.59	$10.48
Total Return	(4.45)%	(0.52)%	8.97%	1.05%	0.76%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$20,781	$37,571	$106,980	$221,000	$346,382
Ratio of expenses including dividends on short positions and interest expense to average net assets:(3)(4)(5)	4.12%	3.89%	4.65%	4.84%	4.62%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(3)	2.99%	2.99%	3.99%	3.99%	3.89%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.99)%	(1.00)%	(2.00)%	(2.04)%	(1.76)%
Ratio of dividends on short positions and interest expense to average net assets:(4)	1.13%	0.90%	0.66%	0.85%	0.73%
Portfolio turnover rate(6)	30%	32%	52%	41%	45%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.
(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 2.26%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(4)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.
(5)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the ratio of expenses gross of waiver is 5.22%, 4.99%, 4.75%, 4.93%, and 4.63%, respectively.
(6)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

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	Class A
	Year Ended				Period from May 2, 2011 through
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$11.39	$11.54	$10.58	$10.47	$10.81
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.17)	(0.17)	(0.22)	(0.22)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.39)	0.05	1.18	0.33	(0.18)
Total Gain (Loss) from Investment Operations	(0.56)	(0.12)	0.96	0.11	(0.33)
Less Dividends and Distributions:
Net investment income	(0.02)	(0.03)	—	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.02)	(0.03)	—	—	(0.01)
Net Asset Value, End of Period	$10.81	$11.39	$11.54	$10.58	$10.47
Total Return	(4.93)%	(1.05)%	9.07%	1.05%	(3.06	%)(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$7,159	$11,631	$9,704	$11,460	$3,212
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.62%	4.39%	4.65%	4.84%	4.79	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	3.49%	3.49%	3.99%	3.99%	3.97	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.49)%	(1.50)%	(2.00)%	(2.04)%	(2.17	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.13%	0.90%	0.66%	0.85%	0.82	%(5)
Portfolio turnover rate(9)	30%	32%	52%	41%	45	%(4)

(1)  The class commenced operations on May 2, 2011.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 1.92%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 5.22%, 4.99%, 4.75%, 4.93%, and 4.80% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

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	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	2011
Per Share Data:(1)
Net Asset Value, Beginning of Period	$10.93	$11.13	$10.28	$10.25	$10.27
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.24)	(0.25)	(0.29)	(0.29)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.37)	0.05	1.14	0.32	0.26
Total Gain (Loss) from Investment Operations	(0.61)	(0.20)	0.85	0.03	(0.01)
Less Dividends and Distributions:
Net investment income	(0.01)	—	—	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	(0.01)
Net Asset Value, End of Period	$10.31	$10.93	$11.13	$10.28	$10.25
Total Return	(5.58)%	(1.80)%	8.27%	0.29%	(0.11)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$24,009	$30,313	$26,131	$31,646	$27,242
Ratio of expenses including dividends on short positions and interest expense to average net assets:(3)(4)(5)	5.37%	5.14%	5.40%	5.59%	5.44%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(3)	4.24%	4.24%	4.74%	4.74%	4.71%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.24)%	(2.25)%	(2.75)%	(2.79)%	(2.57)%
Ratio of dividends on short positions and interest expense to average net assets:(4)	1.13%	0.90%	0.66%	0.85%	0.73%
Portfolio turnover rate(6)	30%	32%	52%	41%	45%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.
(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 2.26%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(4)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.
(5)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the ratio of expenses gross of waiver is 5.97%, 5.74%, 5.50%, 5.68%, and 5.44%, respectively.
(6)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

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	Institutional Class
	Year Ended				Period from September 30, 2011 through
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$11.65	$11.80	$10.72	$10.50	$10.28
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.12)	(0.12)	(0.11)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.39)	0.05	1.20	0.33	0.26
Total Gain (Loss) from Investment Operations	(0.51)	(0.07)	1.09	0.22	0.23
Less Dividends and Distributions:
Net investment income	(0.09)	(0.08)	(0.01)	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.09)	(0.08)	(0.01)	—	(0.01)
Net Asset Value, End of Period	$11.05	$11.65	$11.80	$10.72	$10.50
Total Return	(4.40)%	(0.57)%	10.12%	2.10%	2.23	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$282,405	$529,205	$404,840	$189,889	$20,709
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.12%	3.89%	3.65%	3.84%	3.82	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.99%	2.99	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.99)%	(1.00)%	(1.00)%	(1.04)%	(1.21	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.13%	0.90%	0.66%	0.85%	0.83	%(5)
Portfolio turnover rate(9)	30%	32%	52%	41%	45	%(4)

(1)  The class commenced operations on September 30, 2011.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 1.92%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 4.22%, 3.99%, 3.75%, 3.93%, and 3.84% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

Table of Contents - Prospectus

Class A
Year Ended	Period from May 2, 2011 through
Hatteras Long/Short Equity Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.30	$10.22	$9.75	$10.08	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.09)	(0.11)	(0.11)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.12	(10)	0.40	1.34	(0.02)	0.15
Total Gain (Loss) from Investment Operations	0.03	0.29	1.23	(0.12)	0.08
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	(0.08)	(1.21)	(0.76)	(0.21)	—
Total Dividends and Distributions	(0.08)	(1.21)	(0.76)	(0.21)	—
Net Asset Value, End of Period	$9.25	$9.30	$10.22	$9.75	$10.08
Total Return	0.37%	2.85%	12.63%	(1.17)%	0.80	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$8,271	$2,200	$2,881	$1,996	$2,959
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.32%	3.98%	3.89%	3.99%	3.55	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.99%	2.92	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.00)%	(1.02)%	(1.03)%	(1.03)%	(1.03	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.33%	0.99%	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate(9)	42%	59%	61%	22%	3	%(4)

(1)  The fund commenced operations on May 2, 2011.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.98%, 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 4.42%, 4.06%, 3.95%, 4.06%, and 3.58% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.
(10)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Table of Contents - Prospectus

Institutional Class
Year Ended	Period from May 2, 2011 through
Hatteras Long/Short Equity Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.41	$10.36	$9.83	$10.10	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.05)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.13	(10)	0.38	1.35	(0.01)	0.13
Total Gain (Loss) from Investment Operations	0.08	0.33	1.29	(0.06)	0.10
Less Dividends and Distributions:
Net investment income	(0.02)	(0.07)	—	—	—
Net realized gains	(0.08)	(1.21)	(0.76)	(0.21)	—
Total Dividends and Distributions	(0.10)	(1.28)	(0.76)	(0.21)	—
Net Asset Value, End of Period	$9.39	$9.41	$10.36	$9.83	$10.10
Total Return	0.93%	3.20%	13.15%	(0.67)%	1.00	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$47,033	$32,229	$23,871	$23,093	$90,501
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.82%	3.48%	3.39%	3.49%	3.04	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.49%	2.41	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.50)%	(0.52)%	(0.53)%	(0.53)%	(0.53	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.33%	0.99%	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate(9)	42%	59%	61%	22%	3	%(4)

(1)  The fund commenced operations on May 2, 2011.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.98%, 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.92%, 3.56%, 3.45%, 3.56%, and 3.07% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.
(10)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Table of Contents - Prospectus

	Class A
	Year Ended				Period from May 2, 2011 through
Hatteras Long/Short Debt Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.06	$9.61	$9.38	$9.63	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.09)	(0.10)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.67)	(0.19)	0.58	0.60	(0.30)
Total Gain (Loss) from Investment Operations	(0.76)	(0.29)	0.48	0.50	(0.37)
Less Dividends and Distributions:
Net investment income	(0.22)	(0.17)	(0.25)	(0.45)	—
Net realized gains	—	—	—	(0.30)	—
Return of capital	(0.02)	(0.09)	—	—	—
Total Dividends and Distributions	(0.24)	(0.26)	(0.25)	(0.75)	—
Net Asset Value, End of Period	$8.06	$9.06	$9.61	$9.38	$9.63
Total Return	(8.54)%	(3.15)%	5.20%	5.13%	(3.70	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$21,706	$73,692	$81,886	$8,772	$5,598
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.75%	3.46%	3.33%	3.54%	3.31	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.99%	2.88	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.01)%	(1.00)%	(1.03)%	(1.04)%	(1.01	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.76%	0.47%	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate(9)	6%	40%	4%	30%	5	%(4)

(1)  The fund commenced operations on May 2, 2011.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.98%, 2.00%, 1.96%, 1.95%, and 1.86%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.83%, 3.56%, 3.39%, 3.59%, and 3.35% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

Table of Contents - Prospectus

	Class C
	Year Ended		Period from October 1, 2013 through
Hatteras Long/Short Debt Fund	2015	2014	December 31, 2013(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$8.99	$9.58	$9.46
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.16)	(0.17)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.65)	(0.19)	0.23
Total Gain (Loss) from Investment Operations	(0.81)	(0.36)	0.19
Less Dividends and Distributions:
Net investment income	(0.15)	(0.15)	(0.07)
Net realized gains	—	—	—
Return of capital	(0.02)	(0.08)	—
Total Dividends and Distributions	(0.17)	(0.23)	(0.07)
Net Asset Value, End of Period	$8.01	$8.99	$9.58
Total Return	(9.11)%	(3.89)%	2.06	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$17,596	$37,309	$2,612
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.50%	4.21%	4.03	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	3.74%	3.74%	3.74	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.76)%	(1.75)%	(1.78	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.76%	0.47%	0.29	%(5)
Portfolio turnover rate(9)	6%	40%	0	%(4)

(1)  The class commenced operations on October 1, 2013.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the indirect annualized expense ratio for such expenses is 1.98%, 2.00%, and 1.98%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the ratio of expenses gross of waiver is 4.58%, 4.31% and 4.11%, respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

Table of Contents - Prospectus

	Institutional Class
	Year Ended				Period from May 2, 2011 through
Hatteras Long/Short Debt Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.28	$9.83	$9.58	$9.65	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.69)	(0.20)	0.59	0.61	(0.32)
Total Gain (Loss) from Investment Operations	(0.74)	(0.25)	0.54	0.56	(0.35)
Less Dividends and Distributions:
Net investment income	(0.25)	(0.20)	(0.29)	(0.33)	—
Net realized gains	—	—	—	(0.30)	—
Return of capital	(0.03)	(0.10)	—	—	—
Total Dividends and Distributions	(0.28)	(0.30)	(0.29)	(0.63)	—
Net Asset Value, End of Period	$8.26	$9.28	$9.83	$9.58	$9.65
Total Return	(8.10)%	(2.60)%	5.72%	5.79%	(3.50	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$96,926	$351,078	$314,643	$8,894	$42,934
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.25%	2.96%	2.83%	3.04%	2.81	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.49%	2.38	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.51)%	(0.50)%	(0.53)%	(0.54)%	(0.51	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.76%	0.47%	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate(9)	6%	40%	4%	30%	5	%(4)

(1)  The fund commenced operations on May 2, 2011.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.98%, 2.00%, 1.96%, 1.95%, and 1.86%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.33%, 3.06%, 2.89%, 3.09%, and 2.85% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

Table of Contents - Prospectus

	Institutional Class
	Year Ended			Period from September 27, 2012 through
Hatteras Managed Futures Strategies Fund	2015	2014	2013	December 31, 2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$7.36	$7.69	$9.88	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.04)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.27)	(0.29)	0.70	(0.03)
Total Gain (Loss) from Investment Operations	(0.31)	(0.33)	0.65	(0.12)
Less Dividends and Distributions:
Net investment income	—	—	(2.84)	—
Total Dividends and Distributions	—	—	(2.84)	—
Net Asset Value, End of Period	$7.05	$7.36	$7.69	$9.88
Total Return	(4.21)%	(4.29)%	6.51%	(1.20	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$719	$340	$441	$753
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	2.94%	2.78%	2.66%	5.23	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.40	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.53)%	(0.52)%	(0.54)%	(3.35	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.45%	0.29%	0.17%	2.83	%(5)
Portfolio turnover rate(9)	18%	32%	51%	0	%(4)

(1)  The fund commenced operations on September 27, 2012.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.98%, 1.97%, 1.97%, and 1.81%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)  Amount presented is net of waiver. For years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the ratio of expenses gross of waiver is 3.02%, 2.85%, 2.73% and 5.23% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

Table of Contents - Prospectus

	Institutional Class
	Year Ended					Period from May 2, 2011 through
Hatteras Alternative Multi-Manager Fund	2015		2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.70		$11.10	$10.16	$9.85	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.03)		(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.41	)(10)	0.06	1.04	0.34	(0.13)
Total Gain (Loss) from Investment Operations	(0.44)		0.03	1.01	0.31	(0.15)
Less Dividends and Distributions:
Net investment income	(1.12)		(0.16)	(0.03)	—	—
Net realized gains	(0.22)		(0.27)	(0.04)	—	—
Total Dividends and Distributions	(1.34)		(0.43)	(0.07)	—	—
Net Asset Value, End of Period	$8.92		$10.70	$11.10	$10.16	$9.85
Total Return	(4.15)%		0.28%	9.92%	3.15%	(1.50	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$45,654		$279,187	$251,695	$140,304	$36,961
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.43%		3.16%	2.97%	3.18%	2.97	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.25%		2.25%	2.25%	2.25%	2.21	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.28)%		(0.26)%	(0.26)%	(0.29)%	(0.29	)%(5)
Ratio of dividends on short positions, interest expense and tax expense to average net assets:(7)	1.18%		0.91%	0.72%	0.93%	0.76	%(5)
Portfolio turnover rate(9)	42%		41%	35%	16%	8	%(4)

(1)  The fund commenced operations on May 2, 2011.
(2)  Information presented relates to a share of capital stock outstanding for the entire period.
(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)  Not Annualized.
(5)  Annualized.
(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.99%, 2.00%, 1.99%, 1.96%, and 1.92%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.
(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.
(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.54%, 3.26%, 3.06%, 3.24%, and 3.00% respectively.
(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.
(10)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Table of Contents - Prospectus

	Institutional Class
	Year Ended December 31,
Hatteras Disciplined Opportunity Fund	2015	2014
Per Share Data(1):
Net Asset Value, Beginning of Year	$10.23	$10.00
Gain (Loss) from Investment Operations:
Net investment loss(2)	(0.18)	(0.21)
Net realized and unrealized gain on investments	0.33	0.67
Total Gain from Investment Operations	0.15	0.46
Less Dividends and Distributions:
Capital gain distribution	(0.36)	(0.23)
Total Dividends and Distributions	(0.36)	(0.23)
Net Asset Value, End of Year	$10.02	$10.23
Total Return	1.40%	4.56%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$33,325	$33,939
Ratio of expenses to average net assets(3):	1.75%	2.08%
Ratio of net investment loss to average net assets:	(1.75)%	(2.08)%
Portfolio turnover rate	75%	29%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.
(2)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)  Amount presented is net of waiver. For the years ended December 31, 2015 and December 31, 2014, the ratio of expenses gross of waiver is 2.37%, and 2.78%, respectively.

Table of Contents - Prospectus

Advisor	Hatteras Funds, LP 6601 Six Forks Road, Suite 340 Raleigh, NC 27615
Distributor	Hatteras Capital Distributors, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615
Sub-distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212 Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540
Custodian of the Subsidiary	U.S. Bank, N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): Additional information about the Funds is included in the SAI. The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the Funds’ policies and management. The SAI is available free of charge on the Funds’ website at hatterasfunds.com.

Annual and Semi-Annual Reports: Additional information about the Funds’ investments will be available in the Funds’ Annual and Semi-annual reports to shareholders. The Funds’ Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. These reports will be available free of charge on the Funds’ website at hatterasfunds.com.

To obtain free copies of these documents or other information about the Funds, or to make shareholder inquires about the Funds, please call 1-877-569-2382. You may also write to:

Hatteras Alternative Mutual Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of Fund information at the SEC’s Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.
Investment Company Act File No: 811-21079

Table of Contents - Prospectus

HATTERAS ALPHA HEDGED STRATEGIES FUND
No Load: ALPHX | Class A: APHAX | Class C: APHCX | Institutional Class: ALPIX

HATTERAS LONG/SHORT EQUITY FUND
Class A: HLSAX | Institutional Class: HLSIX

HATTERAS LONG/SHORT DEBT FUND
Class A: HFIAX | Class C: HFICX | Institutional Class: HFINX

HATTERAS MANAGED FUTURES STRATEGIES FUND
Class A: HMFAX | Class C: HMFCX | Institutional Class: HMFIX | Class H

HATTERAS ALTERNATIVE MULTI-MANAGER FUND
Class A: HMMAX | Class C: HMMCX | Institutional Class: HHSIX

HATTERAS DISCIPLINED OPPORTUNITY FUND
Class A: HDOAX | Institutional Class: HDOIX

each a series of Hatteras Alternative Mutual Funds Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016,
as supplemented July 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Managed Futures Strategies Fund, Hatteras Alternative Multi-Manager Fund, and Hatteras Disciplined Opportunity Fund (each a “Fund” and collectively, the “Funds”) dated April 29, 2016, as supplemented, each offering one or more of the following share classes: No Load, Class A, Class C, Class H and Institutional Class shares (the “Prospectus”), copies of which may be obtained without charge by contacting the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1‑877‑569‑2382.

The Funds’ financial statements for the fiscal year ended December 31, 2015 are incorporated herein by reference to the Funds’ Annual Report dated December 31, 2015. A copy of the report may be obtained without charge by contacting the Funds’ transfer agent as shown above.

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THE TRUST

Hatteras Alternative Mutual Funds Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on April 12, 2002. The Trust currently consists of eight series and offers seven series of shares to investors. This Statement of Additional Information relates to the following series: Hatteras Alpha Hedged Strategies Fund (the “Alpha Fund”), Hatteras Long/Short Equity Fund (the “Long/Short Equity Fund”), Hatteras Long/Short Debt Fund (the “Long/Short Debt Fund”), Hatteras Managed Futures Strategies Fund (the “Managed Futures Fund”), Hatteras Alternative Multi-Manager Fund (formerly the Hatteras Hedged Strategies Fund)(the “Multi-Manager Fund”), and Hatteras Disciplined Opportunity Fund (the “Disciplined Opportunity Fund”). Each Fund has its own investment objective and policies and with the exception of the Disciplined Opportunity Fund, is classified as a diversified series of the Trust. The Disciplined Opportunity Fund is classified as a non-diversified series of the Trust. The Trust may start another series and offer shares of a new fund under the Trust at any time.

Effective August 1, 2016, the name of the trust will change to Trust for Advisor Solutions.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest (the “Shares”). Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Board of Trustees shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

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Shareholders may purchase shares of the Funds through separate classes. The classes available for each Fund and the inception dates for such classes are as follows:

	Institutional Class	Class A	Class C	Class H	No Load
Alpha Fund	September 30, 2011	May 2, 2011	August 1, 2006	N/A	September 23, 2002[1]
Long/Short Equity Fund	May 2, 2011	May 2, 2011	N/A	N/A	N/A
Long/Short Debt Fund	May 2, 2011	May 2, 2011	October 1, 2013	N/A	N/A
Managed Futures Fund	September 27, 2012	September 27, 2012[2]	N/A	April 29, 2016	N/A
Multi-Manager Fund	May 2, 2011	N/A	N/A	N/A	N/A
Disciplined Opportunity Fund	December 31, 2013	December 31, 2014[2]	N/A	N/A	N/A
1 In April 2006, the Alpha Fund redesignated its existing shares as No Load shares.
2 Not available for purchase.

The various classes provide for variations in distribution costs, voting rights and dividends. To the extent permitted under the 1940 Act, the Funds may also provide for variations in other costs among the classes. Except for differences among the classes pertaining to such costs, each share of a Fund represents an equal proportionate interest in the Fund.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of the Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to a Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees in such manner as it allocates such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Fund of Funds Structure
(excluding Disciplined Opportunity Fund and Managed Futures Fund)
Each Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more affiliated mutual funds (the “Affiliated Funds”) and some Funds may also invest in non-affiliated investment companies (collectively the “Underlying Funds”). Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Hatteras Funds, LP (the “Advisor”) may select from the Underlying Funds based upon changing markets and risk/return characteristics. In addition to its own expenses, a Fund bears a pro rata portion of the expenses of the Underlying Funds in which it invests. The expenses in the Underlying Funds will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of the Underlying Fund’s portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Funds as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Funds. As used in this SAI and Prospectus, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy; or

(2)	more than 50% of a Fund’s outstanding shares.

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The following investment restrictions apply to the Alpha Fund, Long/Short Equity Fund, and Long/Short Debt Fund. These fundamental investment restrictions provide that:

(1)	A Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	A Fund may not borrow money except that it may borrow:
(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)
A Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)
A Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. For purposes of complying with this restriction, each Fund will look through to the securities of the Affiliated Funds.

(5)
A Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(6)	A Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

(7)
A Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, each Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(8)	A Fund may not purchase or sell commodities or commodity contracts.

The following investment restrictions apply to the Managed Futures Fund. These fundamental investment restrictions provide that:

(1)	The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	The Fund may not borrow money except that it may borrow:
(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

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(3)
The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)
The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Fund’s assets may be indirectly exposed to industries in commodity sectors of an index; (c) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries) and (d) for the avoidance of doubt, this restriction shall not apply to the Fund’s counterparties in transactions in forward contracts, futures contracts, and other derivative instruments. For purposes of complying with this restriction, the Fund will look through to the securities of the Underlying Funds.

(5)
The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

(7)
The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and SAI.

(8)
The Fund may not purchase or sell physical commodities (provided the Fund may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws) unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are backed by physical commodities. For purposes of complying with this restriction, the Fund will look through to the securities of the Underlying Funds.

The following investment restrictions apply to the Multi-Manager Fund. These fundamental investment restrictions provide that:

(1)	The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	The Fund may not borrow money except that it may borrow:
(d)	for leveraging purposes,
(e)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(f)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)
The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

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(4)
The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. For purposes of complying with this restriction, each Fund will look through to the securities of the Affiliated Funds.

(5)
The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

(7)
The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(8)	The Fund may not purchase or sell commodities or commodity contracts.

The following investment restrictions apply to the Disciplined Opportunity Fund and provide that the Fund may not:

(1)
Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.

(2)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).

(4)
Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(5)
Borrow money, except that, to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.

(6)	Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(7)
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

(8)
With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

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With respect to each Fund’s fundamental investment policy relating to concentration of investments, the following is an interpretation of such policy, which may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Each Fund will treat instruments whose performance is tied to an underlying reference index or asset, such as structured notes, as being part of the industry applicable to such underlying reference index or asset, rather than the industry of their issuer. Such instruments are commonly issued by companies in certain industries within the financial services sector, such as the banking, brokerage, and insurance industries. Under the Trust’s interpretation of each Fund’s fundamental investment policy relating to concentration of investments, a Fund that invests more than 25% of its total assets in instruments whose performance is tied to an underlying reference index or asset will not be deemed by the Trust to concentrate in the banking, brokerage, or insurance industries, solely by reason of such instruments having been issued by companies in such industries.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Funds without obtaining shareholder approval. The following non-fundamental investment restriction applies to each Fund and provides that:

(1)	A Fund may not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

These non-fundamental investment restrictions apply to each Fund except the Disciplined Opportunity Fund and provide that:

(2)	A Fund may not sell short securities having a total market value in excess of 100% of the value of the net assets of a Fund, and the value of the securities of any one issuer in which a Fund is short may not exceed the lesser of: (a) 10% of the value of a Fund’s net assets or (b) 10% of the securities of any class of any issuer.

(3)	A Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of a Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(4)	A Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation. However, if at any time borrowings exceed 33 1/3% of total assets, a Fund must reduce its borrowings within three business days thereafter.

INVESTMENT POLICIES

A more detailed discussion of some of the investment strategies and securities described in the Prospectus (see “Investment Objective, Principal Investment Strategies, Policies and Related Risks”) appears below:

Additional Information on Investment Strategies and Securities Each Fund or its respective Underlying Fund, as applicable, may invest in the following types of strategies and securities including those discussed in the Prospectus.

Bank Loans (except Disciplined Opportunity Fund). A Fund may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Fund’s investments and a potential decrease in the net asset value (“NAV”) of a Fund. A Fund may invest in Bank Loans that are secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

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There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and a Fund may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by a Fund may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Borrowing. A Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce a Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

A Fund may enter into certain derivative transactions such as certain options, forwards or swap transactions, which include elements of economic leverage. However, to the extent that a Fund segregates liquid assets to cover its exposure or otherwise offsets its obligations in accordance with SEC guidance, such transactions will not be treated as borrowings by the Fund.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Commercial Paper. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. A Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Advisor, such note is liquid.

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The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Commodities and Commodity Contracts. The Managed Futures Fund may purchase and sell commodity forward and futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions; may purchase or sell precious metals directly (metals are considered “commodities” under the federal commodities laws), and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Convertible Securities (except Disciplined Opportunity Fund and Managed Futures Fund). A Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Corporate Debt Securities. The Funds may invest in fixed-income securities of any maturity including fixed income securities rated below “investment grade” by one or more recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by Standard & Poor’s or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both Standard & Poor’s and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.

Credit Derivatives (except Disciplined Opportunity Fund). A Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Cyber Security Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Trust or its Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investment in such companies to lose value.

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Equity Securities (except Managed Futures Fund). A Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see “Preferred Stock” below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Convertible Securities” below.

To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Equity Swap Agreements. A Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.
Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;
(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and
(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.
Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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FLEX Options. The Disciplined Opportunity Fund may invest in Flexible Exchange Options (“FLEX Options”) which are customized index option contracts made available by the Chicago Board Options Exchange (“CBOE” or the “Exchange”).  FLEX Options allow the Fund to customize contract terms to more closely match the requirements of the investment strategy, versus what could be obtained by using standardized exchange-traded options.  FLEX Options minimize counterparty credit risk, as the Options Clearing Corporation (the “OCC”, or the “Clearinghouse”) is the issuer and guarantor of all FLEX Options contracts.

The FLEX Options utilized by the Fund generally have terms ranging from 1 to 12 months and are based upon the returns of a broad-based securities index (such as the S&P 500®) or a proxy for such index (such as an ETF that tracks the S&P 500®). As with more traditional options, FLEX Options are derivative instruments that allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees paid for the FLEX Option.

FLEX Options are cash-settled instruments. Upon the expiration of an in-the-money FLEX Option, the Fund receives a cash payment from the Clearinghouse, which is based on difference in the value of the index and predetermined strike price. FLEX Options that expire out-of-the-money will expire worthless and at no time will the Fund or its shareholders be exposed to a risk of loss in excess of the premium. FLEX Options may also be sold prior to their expiration date, through open-outcry trading on the trading floor of the Exchange.

Foreign Securities (except Disciplined Opportunity Fund and Managed Futures Fund). Subject to each Fund’s investment policies and quality standards, a Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

Because a Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which a Fund invests.

Futures and Options on Futures. A Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

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A Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in a segregated account with its custodian.

When a Fund invests in derivative instruments (including swaps), it may be required to segregate cash and/or liquid securities to the extent Fund obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

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Government Obligations. U.S. Government obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

In September 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury have imposed strict limits on the size of their mortgage portfolios. Since the end of 2007, Fannie Mae and Freddie Mac have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid substantially all of that amount in dividends and Fannie Mae and Freddie Mac have not required a draw from the U.S. Treasury since the fourth quarter of 2011, or the first quarter of 2012 respectively. Fannie Mae and Freddie Mac ended the fourth quarter of 2013 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

A Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Healthcare/Biotechnology Sector Risks (Multi-Manager Fund only). Companies within the healthcare and biotechnology industries invest heavily in research and development which may not necessarily lead to commercially successful products or may lead to products that become obsolete quickly. The healthcare and biotechnology sector is also subject to increased governmental regulation which may delay or inhibit the release of new products. Many healthcare and biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Healthcare and biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Healthcare and biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of healthcare and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

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Illiquid Securities (except Disciplined Opportunity Fund). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Illiquid securities include securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. A Fund will not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturates over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

Interest Rate Swap Agreements (except Disciplined Opportunity Fund). A Fund may also enter into interest rate swap agreements. Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Interest rate swap agreements can be used to help hedge against this risk and to maintain the Fund’s ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Initial Public Offerings (except Disciplined Opportunity Fund or Managed Futures Fund). A Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Investment Company Securities. Subject to applicable law, a Fund may invest up to 100% of its assets in shares of affiliated or non-affiliated investment companies. A Fund may also invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

A Fund’s investment in other investment companies may consist of shares of exchange-traded funds (“ETFs”). ETFs are securities the value of which either tracks a well-known securities index or basket of securities or is determined based on the ETF’s portfolio of assets that are actively managed by the ETF’s investment advisor. A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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Investment in Privately Negotiated Options. A Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months. A Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the portfolio managers in accord with a Fund’s Investment Objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the portfolio managers expect to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows a Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, a Fund may lose all or a portion of the Premium paid for the Private Option. A Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund. At no time will a Fund or its shareholders be exposed to a risk of loss in excess of the Premium.

Upon the termination or expiration of a Private Option, a Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will a Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to a Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by a Fund at any time will be treated as an illiquid asset.

The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, a Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor to be creditworthy and approved by the Board, including a majority of the Independent Trustees. Neither the Advisor nor the Funds will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Advisor nor the Funds will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

The following examples are intended to illustrate the basic structure and the gain or loss that a Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

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Example A - Hypothetical Gain
The Fund decides to acquire an interest in the increase (or decrease) in the value of securities that reflect a Fund’s investment objective (the “Securities”). The Fund purchases a Private Option from a Counterparty using a Basket established under the Private Option that is comprised of the Securities. For example, a Fund may choose a notional amount of $150,000 and pay to the Counterparty a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000. The Counterparty may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and a Fund has paid $5,000 in fees and interest-equivalent payments. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and a Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

Example B - Hypothetical Loss
The Fund purchases a Private Option under the terms described above. However, upon termination of the Private Option the value of the Basket has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and a Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

Managed Futures. The Managed Futures Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. The Subsidiary invests the majority of its assets in accounts, including collateral accounts for the purpose of entering into swap transactions (“Trading Accounts”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor pursuant to such trading advisor’s managed futures program.

The Fund is subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool and the Advisor is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

Merger Arbitrage (except Disciplined Opportunity Fund and Managed Futures Fund). Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that a Fund’s capital must be committed to any given reorganization will affect the rate of return realized by such Fund, and delays can substantially reduce such returns. See “Portfolio Turnover.”

Trading to seek short-term capital appreciation can be expected to cause a Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by a Fund and ultimately by its investors. See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of a Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with a Fund’s overall investment strategy, which may be considered speculative.

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Options Transactions. A Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor’s ability to select the proper time, type and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

A Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by a Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

In order to secure its obligations in connection with options transactions, a Fund will either enter into offsetting transactions or set aside cash or readily marketable securities.

Over-the-Counter Transactions. As part of its portfolio strategy, a Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require s Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, a Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

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It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Preferred Stock (except Disciplined Opportunity Fund and Managed Futures Fund). A Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer dissolve. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Repurchase Agreements (except Disciplined Opportunity Fund). Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security. A Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

Restricted Securities (except Disciplined Opportunity Fund and Managed Futures). A Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. A Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Segregated Accounts (except Disciplined Opportunity Fund). When a Fund invests in derivative instruments (including swaps), it may be required to segregate cash and/or liquid securities to the extent Fund obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, a Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

Short Sales. A Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Fund will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when a Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

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Warrants (except Disciplined Opportunity Fund and Managed Futures Fund). A Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

When-Issued Securities and Forward Commitments (except Disciplined Opportunity Fund). A Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Advisor deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Writing Covered Call Options. A Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for a Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. A Fund may write covered put options on equity securities to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

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When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Temporary Investments. A Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, a Fund may invest temporarily a substantial portion of its assets in:

▪	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;
▪
commercial paper rated A-1 by S&P or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

▪	repurchase agreements;

To the extent a Fund invests in these temporary investments, the Fund may not reach its investment objective.

MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Amended and Restated Declaration of Trust of the Trust (“Declaration of Trust”), which has been filed with the U.S. Securities and Exchange Commission and is available upon request. The Board of Trustees consists of five individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary, and treasurer. The Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. Following is a list of the Trustees and officers of the Trust and their principal occupation over the last five years. Unless otherwise stated, the address of each Trustee and officer is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee During Past Five Years**
Independent Trustees
H. Alexander Holmes Born: 1942	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to present).	16	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.

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Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee During Past Five Years**
Thomas Mann Born: 1950	Trustee	Indefinite Term since 2002	Private Investor (2012 to present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012)	16
Director, F‑Squared Investments, Inc. from 2012 to present; Director, Virtus Global Multi‑Sector Income Fund from 2011 to present; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to present; Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.

Steve E. Moss Born: 1953	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark & Copley, P.A., accountants and business consultants (1996 to present). Member Manager, HMKCT Properties, LLC (1996 to present).	16	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Gregory S. Sellers Born: 1959	Trustee	Indefinite Term since 2009	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to present).	16	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Interested Trustee
Michael Weckwerth Born: 1973	Trustee and Chairman	Indefinite Term since 2016	Senior Vice President, USBFS (2006 to present).	8	None.
*	The term “fund complex” refers to the Trust (consisting of 8 funds), the Underlying Funds Trust (consisting of two funds), Hatteras VC Co-Investment Fund II, LLC, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P.
**	Each Independent Trustee is also a trustee of Hatteras GPEP II, LLC and Hatteras Global Private Equity Partners Institutional, LLC, each a fund that would be an investment company but for the exclusion provided by section 3(c)(1) of the 1940 Act. The Advisor also serves as investment adviser to Hatteras GPEP II, LLC and to Hatteras Global Private Equity Partners Institutional, LLC.

Officers
Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Gregory C. Bakken Born: 1983	President	Indefinite Term since 2016	Vice President, USBFS (2013 to present); Assistant Vice President, USBFS (2010 to 2013).
Michael J. Belland Born: 1980	Treasurer	Indefinite Term since 2016	Assistant Vice President, Fund Administration U.S. Bancorp Fund Services, LLC (2010-present). Officer and other positions, U.S. Bancorp Fund Services, LLC (2006-2010).
Stacie L. Lamb, Esq. Born: 1982	Secretary	Indefinite Term since 2016	Assistant Vice President, USBFS (2013 to present); Compliance Representative, Quasar Distributors, LLC (2011 to 2013).
Andrew P. Chica Born: 1975	Chief Compliance Officer	Indefinite Term since 2009
Chief Compliance Officer, Hatteras Funds, LP (2014 to present); Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management (2007 to 2014); Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC (2009 to 2014).

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The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust or other trusts in the Fund Complex. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

H. Alexander Holmes. Mr. Holmes has been a Trustee since 2009. He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices. He has over 43 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies. He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann. Mr. Mann has been a Trustee since 2002. He has 40 years of asset management and banking experience and is currently a private investor. He is a former managing director of an investment bank.

Steve E. Moss. Mr. Moss has been a Trustee since 2009. He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm and a manager of a real estate investment partnership.

Greg Sellers. Mr. Sellers has been a Trustee since 2009. He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently the chief financial officer of a marketing and print communications solutions company.

Michael Weckwerth. Mr. Weckwerth has been a Trustee since 2016. He has over 20 years of experience in servicing registered and private investment companies, including more than 10 years as a senior vice president of USBFS.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure
The Board of Trustees consists of five individuals, four of whom are Independent Trustees. The Chairman of the Board of Trustees, Mr. Michael Weckwerth, is an Interested Trustee and serves as liaison for communications between the Trustees and the Trust’s management and service providers. The Board does not have a Lead Independent Trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Advisor and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, changes.

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Board of Trustees’ Role in Risk Oversight of the Trust
The Board oversees risk management for the Trust directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’s senior officers (including the Trust’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Advisor, the Trust’s independent auditors, legal counsel, and personnel from the Trust’s other service providers. The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities. In addition, the Advisor and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Board Committees
Audit Committee
The members of the Audit Committee of the Board of Trustees are Messrs. Mann, Holmes, Moss, and Sellers, each an Independent Trustee. Mr. Moss is the chairperson of the Audit Committee. The Audit Committee oversees the Funds’ financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent registered public accountants and plans to meet at least once annually. The Audit Committee met twice during the last fiscal year.

The members of the Audit Committee are also responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to a member of the Audit Committee as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee
The members of the Nominating Committee of the Board of Trustees are Messrs. Mann, Holmes, Moss, and Sellers, each an Independent Trustee. Mr. Sellers is the chairperson of the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee does not consider nominees recommended by shareholders for vacancies on the Board. The Nominating Committee did not meet during the last fiscal year.

Valuation Committee
The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and certain employees of the Advisor. Although the Valuation Committee is not a committee of the Board (i.e., no Trustee is a member of the Valuation Committee), the Valuation Committee’s membership is appointed by the Board and its charter and applicable procedures are approved by the Board. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as necessary.

Compensation
Each Trustee who is not affiliated with the Trust, Underlying Funds Trust or the Advisor receives an annual retainer in the amount of $43,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the Trust’s officers, other than Mr. Chica, receive compensation from the Trust.

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The table below details the amount of compensation the Trustees and any officers received for the fiscal year ended December 31, 2015. Currently, the Trust does not have a bonus, profit sharing, pension, or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Independent Trustees:
Joseph E. Breslin(3)	$50,000	$0	$0	$100,000
H. Alexander Holmes	$50,000	$0	$0	$100,000
Thomas Mann	$50,000	$0	$0	$100,000
Steve E. Moss	$50,000	$0	$0	$100,000
Gregory S. Sellers	$50,000	$0	$0	$100,000
Joseph Velk(3)	$50,000	$0	$0	$100,000
Interested Trustee:
Michael Weckwerth(4)	N/A	N/A	N/A	N/A
Officer:
Andrew P. Chica, CCO(5)	$0	$0	$0	$0
(1)	Prior to July 1, 2016, Trustee compensation was not a direct expense of the Trust because it was paid by the Advisor from the operating services fee it collected from the Trust. Effective July 1, 2016, each Independent Trustee will receive an annual retainer in the amount of $43,000 from the Trust.
(2)	The term “fund complex” refers to the Trust (consisting of 8 funds), the Underlying Funds Trust (consisting of two funds), Hatteras VC Co-Investment Fund II, LLC, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. Hatteras Global Private Equity Partners Institutional, LL C was part of the fund complex until January 20, 2016. Prior to July 1, 2016, the Trustees received their total compensation from the operating services fees paid by the Fund Complex to the Advisor with regard to the Trust and Underlying Funds Trust and directly from the funds with regard to the other entities.
(3)	Messrs. Breslin and Velk resigned from the Board as of April 1, 2016.
(4)	Mr. Weckwerth was appointed as an Interested Trustee of the Trust effective June 30, 2016.
(5)	Effective July 1, 2016, the Trust will compensate the Advisor for the Trust’s Chief Compliance Officer’s (“CCO”) services to the Trust. For the fiscal year ending December 31, 2016, such compensation is expected to be approximately $38,750.

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Management Ownership
As of March 31, 2016, the officers and Trustees, as a group, owned 25.10% of the Managed Futures Fund and less than 1% of all other classes of the Trust’s outstanding shares. The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee as of the calendar year ended December 31, 2015.

	Dollar Range of Equity Securities owned of
Name of Person/Position	Alpha	Long/Short Equity	Long/Short Debt	Managed Futures	Multi-Manager	Disciplined Opportunity	Aggregate Dollar Range of Equity Securities Beneficially Owned in Family of Investment Companies(1)
H. Alexander Holmes	$10,001-$50,000	$0	$0	$0	$0	$0	Over $100,000
Thomas Mann	$0	$0	$0	$0	$0	$0	Over $100,000
Steve E. Moss	$0	$0	$0	$0	$0	$10,001-$50,000	$10,001- $50,000
Gregory S. Sellers	$0	$0	$0	$0	$0	$0	$0
David Perkins(2)	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000
Michael Weckwerth(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1)	The Family of Investment Companies includes each series of the Trust and Underlying Funds Trust, Hatteras VC Co-Investment Fund II, LLC, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., and Hatteras Master Fund, L.P.
(2)	Mr. Perkins resigned as Chairman and Trustee effective June 30, 2016.
(3)	Mr. Weckwerth was appointed as an Interested Trustee of the Trust effective June 30, 2016.

As of December 31, 2015, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Advisor, the Funds’ principal underwriter, or an affiliate of the Advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Funds’ principal underwriter or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Funds’ principal underwriter or any affiliate thereof was a party.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling shareholder of a Fund may be able to control the outcome of any proposal submitted to Fund shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of March 31, 2016, the following shareholders were considered to be either a control person or principal shareholder of each Fund’s purchasable shares:

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Hatteras Alpha Hedged Strategies Fund, No Load shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105	34.45%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.62%	Record
Pershing LLC 1 Pershing PL FL 14 Jersey City, NJ 07399	7.86%	Record
TD Ameritrade Inc. 200 S 108TH AVE Omaha, NE 68103	7.72%	Record

Hatteras Alpha Hedged Strategies Fund, Class A shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	35.02%	Record
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	20.36%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	12.52%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	9.82%	Record
RBC Capital Markets LLC 510 Marquette Ave. S Minneapolis, MN 55402-1110	9.65%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.73%	Record

Hatteras Alpha Hedged Strategies Fund, Class C shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	41.72%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	16.64%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	9.86%	Record
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	7.32%	Record

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Hatteras Alpha Hedged Strategies Fund, Institutional Class shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	53.30%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	15.24%	Record
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	11.80%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	10.88%	Record

Hatteras Long/Short Equity Fund, Class A shares
Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	33.28%	Record
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	29.47%	Record
UBS WM USA 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086-6761	12.17%	Record
Pershing LLC 1 Pershing PL FL 14 Jersey City, NJ 07399	6.60%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	5.03%	Record

Hatteras Long/Short Equity Fund, Institutional Class shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105	64.94%	Record
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	10.98%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	9.48%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	6.19%	Record

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Hatteras Long/Short Debt Fund, Class A shares
Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	40.88%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	24.12%	Record
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	23.54%	Record

Hatteras Long/Short Debt Fund, Class C shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	35.21%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	29.56%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	25.80%	Record

Hatteras Long/Short Debt Fund, Institutional shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	35.46%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	22.75%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	21.95%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.71%	Record
Charles Schwab 211 Main Street San Francisco, CA 94105	5.10%	Record

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Managed Futures Fund, Institutional Class
Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	61.80%	Record
David B. Perkins 1000 Watersmeet Lane Raleigh, NC 27614-8338	25.11%	Beneficial
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	13.01%	Record

Hatteras Alternative Multi-Manager Fund, Institutional Class shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105	74.99%	Record
Meg & Company R/R 216 Franklin Street Johnstown, PA 15901-1911	8.82%	Record
ICMA Retirement Corporation 777 North Capital Street NE Washington, DC 20002-4240	7.54%	Record

Hatteras Disciplined Opportunity Fund, Institutional shares
Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	95.33%	Record

INVESTMENT ADVISOR, SUB- AND TRADING ADVISORS

Investment Advisor, Advisory Agreement and Services Agreement

Hatteras Funds, LP (“Hatteras” or the “Advisor”), 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor has also registered as a commodity pool operator with the National Futures Association with respect to the Managed Futures Fund in accordance with regulations adopted by the Commodity Futures Trading Commission under the Commodity Exchange Act. The Advisor is a Delaware limited liability company majority owned and controlled by David B. Perkins, President and Chief Executive Officer of the Advisor.

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Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Funds at the following annual rates:

Alpha Fund	0.25%
Long/Short Equity Fund	0.00%
Long/Short Debt Fund	0.00%
Managed Futures Fund*	1.75%
Multi-Manager Fund	0.25%
Disciplined Opportunity Fund	1.25%
* For the fiscal year ended December 31, 2015 and for the period January 1, 2016 through April 28, 2016, the Advisor earned management fees equal to an annual rate of 0.00% of the Managed Futures Fund’s average daily net assets because the Fund operated as a fund of funds. The Fund’s 1.75% management fee became effective on April 29, 2016 when the Fund ceased operating as a fund of funds.

Under the terms of the Advisory Agreement between the Trust and the Advisor, the Advisor:

(1)
manages the investment operations of the Funds and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with each Fund’s investment objective,

(2)	provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Advisor,
(3)	provides the Custodian of the Funds’ securities on each business day with a list of trades for that day, and
(4)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust.

Additionally, each Affiliated Fund (other than the Funds) pays a management fee of 1.75% of such Affiliated Fund’s average daily net assets to the Advisor, pursuant to the Underlying Funds Trust’s investment advisory agreement with the Advisor. Such management fees will be accrued daily for the purpose of determining the offering and redemption price of the applicable Affiliated Funds’ shares.

Compensation to the Advisor. The table below shows the aggregate dollar amount of advisory fees paid to the Advisor for advisory services by the Funds and by each Affiliated Fund, as well as the fees as a percentage of the Fund’s and each Affiliated Fund’s respective average net assets, for the fiscal year ended December 31, 2015. The Advisor, and not the Fund or the Affiliated Funds, compensates the sub-advisors out of its advisory fees.

Fund/Portfolio	Aggregate Dollar Amount	As a Percentage of Average Net Assets
Alpha Fund*	$1,209,253	0.25%
Long/Short Equity Fund	$0	0%
Long/Short Debt Fund	$0	0%
Managed Futures Fund**	$0	0%
Multi-Manager Fund*	$333,207	0.25%
Hatteras Market Neutral Fund*	$460,237	1.75%
Disciplined Opportunity Fund	$450,940	1.25%
Hatteras Event Driven Fund*	$2,760,106	1.75%
Long/Short Equity Portfolio	$5,051,878	1.75%
Relative Value — Long/Short Debt Portfolio	$7,422,511	1.75%
Managed Futures Strategies Portfolio	$900,721	1.75%
Market Neutral Portfolio*	$678,128	1.75%
*During the fiscal year ended December 31, 2015, the Alpha Fund and Multi-Manager Fund invested a portion of their assets in the Market Neutral Portfolio and Event Driven Portfolio, each a series of Underlying Funds Trust. Effective on May 29, 2015, the Event Driven Portfolio was reorganized into the Hatteras Event Driven Fund, a series of the Trust. Effective on or about June 30, 2015, the Alpha Fund and Multi-Manager Fund reallocated their investments in the Market Neutral Portfolio to the Hatteras Market Neutral Fund (“Market Neutral Fund”), a series of the Trust, which was liquidated on June 30, 2016. The Market Neutral Fund was a “Fund” and an “Affiliated Fund” prior to its liquidation.
**Effective on or about, April 29, 2016, the Managed Futures Fund ceased operating as a fund of funds.

In addition to the advisory fees paid by the Funds and the Portfolios, the Advisor and its affiliates received certain fees pursuant to Operating Services Agreements(1) and Distribution Plans of the Fund and Portfolios as described in the Funds’ and each Portfolio’s prospectus. The amounts of such compensation for the fiscal years ended December 31 are set forth in the tables below.
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Alpha Fund(2)	2015	2014	2013
Advisory Agreement	$1,209,253	$1,561,446	$1,156,395
Operating Services Agreement	$4,565,825	$6,219,958	$5,208,946
Shareholder Servicing Agreement (No Load Shares only)	$69,890	$224,938	$348,954
Distribution Plan (Class A shares only)	$25,470	$27,813	$ 21,650
Distribution Plan (Class C shares only)	$288,874	$286,995	$ 282,199

Long/Short Equity Fund	2015	2014	2013
Advisory Agreement	$0	$0	$0
Operating Services Agreement	$307,664	$206,129	$ 148,591
Distribution Plan (Class A shares only)	$16,645	$7,300	$ 4,340

Long/Short Debt Fund	2015	2014	2013
Advisory Agreement	$0	$0	$0
Operating Services Agreement	$2,085,541	$3,706,233	$ 948,098
Distribution Plan (Class A shares only)	$103,064	$279,796	$ 86,798
Distribution Plan (Class C shares only)	$301,186	$209,708	$ 1,421*
*For the period October 1, 2013 through December 31, 2013.

Managed Futures Fund*	2015	2014	2013
Advisory Agreement	$0	$0	$0
Operating Services Agreement	$3,246	$2,626	$ 3,324
Distribution Plan (Class A shares only)	$30	$27	$43
*Effective on or about, April 29, 2016, the Managed Futures Fund ceased operating as a fund of funds.

Market Neutral Fund	2015*	2014	2013
Advisory Agreement	$460,237**	N/A	N/A
Operating Services Agreement	$65,770***	N/A	N/A
Operating Services Agreement (Class A shares only)	N/A	N/A	N/A
Operating Services Agreement (Class C shares only)	N/A	N/A	N/A
Operating Services Agreement (Class H shares only)	N/A	N/A	N/A
Distribution Plan (Class A shares only)	N/A	N/A	N/A
Distribution Plan (Class C shares only)	N/A	N/A	N/A
*For the period June 30, 2015 (commencement of operations) through December 31, 2015.
**$78 of the $460,237 advisory fees were incurred by the Institutional Class shares that closed on December 15, 2015.
***$33 of the $65,770 operating services fees were incurred by the Institutional Class shares that closed on December 15, 2015.

Multi-Manager Fund(2)	2015	2014	2013
Advisory Agreement	$333,207	$790,437	$501,592
Operating Services Agreement (Institutional Class shares only)	$164,876	$316,175	$200,637
Operating Services Agreement (Class A shares only)	N/A	N/A	N/A
Operating Services Agreement (Class C shares only)	N/A	N/A	N/A
Distribution Plan (Class A shares only)	N/A	N/A	N/A
Distribution Plan (Class C shares only)	N/A	N/A	N/A

Disciplined Opportunity Fund	2015	2014	2013*
Advisory Agreement	$450,940	$116,510	N/A
Distribution Plan (Class A shares only)	N/A	N/A	N/A
*For the fiscal period November 12, 2013 (commencement of operations) through December 31, 2013.

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Hatteras Event Driven Fund(2)	2015	2014	2013
Advisory Agreement	$2,760,106	$4,211,847	$2,436,171
Operating Services Agreement	$394,301	$601,693	$348,024

Long/Short Equity Portfolio	2015	2014	2013
Advisory Agreement	$5,051,878	$6,458,506	$4,467,788
Operating Services Agreement	$721,696	$922,644	$638,255

Relative Value—Long/Short Debt Portfolio	2015	2014	2013
Advisory Agreement	$7,422,511	$13,479,580	$5,125,048
Operating Services Agreement	$1,061,705	$1,925,795	$732,150

Managed Futures Strategies Portfolio	2015*	2014	2013
Advisory Agreement	$900,721	$995,090	$1,093,283
Operating Services Agreement	$129,370	$142,156	$156,184

Market Neutral Portfolio(2)	2015*	2014	2013
Advisory Agreement	$678,128	$1,886,602	$1,373,669
Operating Services Agreement	$96,875	$269,515	$196,238

(1) The Operating Services Agreements for the Funds and Affiliated Funds was terminated effective June 30, 2016. Prior to July 1, 2016, such agreements provided that the Advisor received an annual fee in exchange for providing or arranging to provide, and paying all fees and expenses associated with, the day-to-day operations of the Funds and Affiliated Funds.

(2) During the fiscal year ended December 31, 2015, the Alpha Fund and Multi-Manager Fund invested a portion of their assets in the Market Neutral Portfolio and Event Driven Portfolio, each a series of Underlying Funds Trust. Effective on May 29, 2015, the Event Driven Portfolio was reorganized into the Hatteras Event Driven Fund, a series of the Trust. Effective on or about June 30, 2015, the Alpha Fund and Multi-Manager Fund reallocated their investment in the Market Neutral Portfolio to the Hatteras Market Neutral Fund, a series of the Trust, which was liquidated on June 30, 2016.

The Advisor receives 0.25% of the average daily net assets of each Fund’s No Load shares for services performed under the Shareholder Servicing Agreement. These shareholder services may be performed by the Advisor directly or by others on behalf of the Advisor, and may include, among other things, assisting shareholders in processing their purchase, exchange, or redemption requests, processing dividend and distribution payments, or other administrative overhead associated with servicing the Funds’ shareholders.

The Distributor or certain other third parties receive 0.25% and 1.00% of the average daily net assets of the Class A shares and Class C shares, respectively, of each Fund for services performed under the Distribution Plan, as discussed in this SAI. The shareholder servicing fee and the distribution fee will be accrued daily for the purpose of determining the offering and redemption price of the Funds’ shares.

Expense Limits
The Advisor has contractually agreed to waive its management fees and/or pay expenses of the Funds to ensure that the Funds’ total Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table below through at least the date specified below. The Funds’ operating expenses limitation agreement can only be terminated upon a vote of the Board of Trustees. Any waiver in management fee or payment of expenses made by the Advisor may be recouped by the Advisor from the applicable Fund in, as discussed below, if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses and the expense limits in place at the time of such waiver or reimbursement. The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid, subject to these limitations. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board of Trustees. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.

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	Institutional Class	Class A	Class C	No Load	Class H	Initial End Date
Alpha Fund	2.24%	2.49%	3.24%	2.49%	—	6/30/17
Long/Short Equity Fund	1.99%	2.24%	—	—	—	6/30/17
Long/Short Debt Fund	1.99%	2.24%	2.99%	—	—	6/30/17
Managed Futures Fund	1.99%	2.24%	2.99%	—	1.99%	6/30/17
Multi-Manager Fund	2.25%	2.50%	3.25%	—	—	4/30/17
Disciplined Opportunity Fund	1.75%	2.00%	—	—	—	4/30/17

With respect to the Disciplined Opportunity Fund, any reimbursement of the Fund’s or Predecessor Fund’s expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses at the time of reimbursement. The Advisor is permitted to recoup expenses reimbursed in the prior three fiscal years, including expenses of the Predecessor Fund prior to the date of the Reorganization. Any such recoupment will be reviewed by the Board of Trustees of the Trust. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Trust’s Board of Trustees.

The Advisor and/or its affiliates may make payments to selected affiliated or unaffiliated broker-dealers and other financial institutions (“Financial Institutions”) from time to time in connection with the sale, distribution, retention and/or servicing of shares of the Fund and other funds managed by the Advisor or its affiliates. These payments are made out of the Advisor’s, and/or its affiliates’, own assets and are not an additional charge to the Funds. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide Financial Institutions or their employees with an incentive to favor sales of shares of the Funds over other investment options. You should contact your Financial Institution for more information about the payments it may receive and potential conflicts of interest.

The following table presents the amounts eligible for recoupment and their respective expiration dates as of December 31:

	2018	2017	2016
Multi-Manager Fund	N/A	$314,097	$182,138
Disciplined Opportunity Fund	$224,647	N/A	N/A

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Trust’s Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of the Funds’ outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Advisors and Sub-Advisory Agreements

Sub-Advisor to the Funds (except for the Disciplined Opportunity Fund)
To facilitate the efficient supervision and management of the sub-advisors by the Advisor and the Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Affiliated Funds in the Underlying Funds Trust, that permits the Advisor, subject to certain conditions (including a no-action letter relating to the exemptive order) and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of employing a new sub-advisor, shareholders will receive notification of the change. The Advisor pays the sub-advisors, monthly, an annual fee out of its advisory fee based on the average daily net assets of the Affiliated Funds allocated to, and managed, by each sub-advisor. The Trust currently engages the following sub-advisors to conduct the investment programs of the Affiliated Funds pursuant to separate sub-advisory agreements with the Advisor (“Sub-Advisory Agreements”):

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Sub-Advisors to the Affiliated Funds

Amundi Smith Breeden LLC
The Advisor has entered into a Sub-Advisory Agreement with Amundi Smith Breeden LLC (“Amundi Smith Breeden”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio. Amundi Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment advisor. Amundi Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities, foundations and insurance funds.

Apis Capital Advisors, LLC
The Advisor has entered into a Sub-Advisory Agreement with Apis Capital Advisors, LLC (“Apis”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Apis is located at 90 Park Avenue, 18th Floor, New York, New York, 10016 and is a registered investment adviser. Apis provides discretionary investment advisory services to clients primarily investing in globally traded public equity securities.

Coe Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and other investment advisers.

FrontFour Capital Group, LLC
The Advisor has entered into a Sub-Advisory Agreement with FrontFour Capital Group, LLC (“FrontFour”) who will manage a portion of the Hatteras Event Driven Fund. FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment advisor. FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

Havens Advisors, LLC
The Advisor has entered into a Sub-Advisory Agreement with Havens Advisors, LLC (“Havens”) to manage a portion of the Hatteras Event Driven Fund. Havens is located at 600 Lexington Avenue, 25th Floor, New York, New York 10022 and is a registered investment adviser. Havens provides investment advisory services to private pooled investment vehicles and investment companies.

ISF Management LLC
The Advisor has entered into a Sub-Advisory Agreement with ISF Management LLC (“ISF”) to manage a portion of the Hatteras Long/Short Equity Fund and Long/Short Equity Portfolio. ISF is located at 767 Third Avenue, 39th Floor, New York, NY 10017, and is a registered investment advisor. ISF provides portfolio management services to investment companies and other pooled investment vehicles.

MP Securitized Credit Partners, L.P.
The Advisor has entered into a Sub-Advisory Agreement with MP Securitized Credit Partners, L.P. (“MP Partners”) to manage a portion of the Hatteras Long/Short Debt Fund and Relative Value—Long/Short Debt Portfolio. MP is located at 520 Madison Avenue, 35th Floor, New York, New York, 10022 and is a registered investment adviser. MP provides investment management services to private funds and separately managed accounts.

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Nicholas Investment Partners, L.P.
The Advisor has entered into a Sub-Advisory Agreement with Nicholas Investment Partners, L.P. (“Nicholas”) to manage a portion of the Relative Value—Long/Short Debt Portfolio. Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment advisor. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

Sub-Advisor – Disciplined Opportunity Fund
The Advisor and the Disciplined Opportunity Fund have entered into a sub-advisory agreement with Acertus Capital Management, LLC (“Acertus”) to manage the Fund (the “Acertus Agreement). Acertus is located at 465 South Street, Suite 304, Morristown, NJ 07960, and is registered as an investment adviser under the Advisers Act. Acertus is a wholly owned subsidiary of Beacon Trust Company (“Beacon”). Beacon is a wholly owned subsidiary of The Provident Bank which, in turn, is a subsidiary of Provident Financial Services, Inc., a publicly held company. Acertus provides portfolio management services to individually managed accounts for individuals, including high net worth individuals, and other investment advisers.

Sub-Advisory Agreements
The Acertus Agreement and each of the Sub-Advisory Agreements provide that the sub-advisor will formulate and implement a continuous investment program for the Disciplined Opportunity Fund and the Affiliated Fund, respectively, in accordance with each Fund’s objective, policies and limitations and any investment guidelines established by the Advisor. Each sub-advisor will, subject to the supervision and control of the Advisor, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by a Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The sub-advisors are required to furnish at its own expense all investment facilities necessary to perform its obligations under the Acertus Agreement and Sub-Advisory Agreements.

The Acertus Agreement and each Sub-Advisory Agreement will continue in effect from year to year after the initial two year period, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Acertus Agreement and each Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the sub-advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Sub-Advisor Compensation
For the three most recent fiscal years (or periods since the Fund’s inception), Acertus received the following fees from the Advisor (and, for periods prior to June 30, 2014, Hatteras Capital Investment Management, LLC) for investment advisory services to the Disciplined Opportunity Fund:

Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
$113,784	$65,688

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Set forth below is the aggregate compensation paid to the trading advisors and sub-advisors (except Acertus) expressed in dollars and as a percentage of net assets of each Fund for the three most recent fiscal years (or periods since the Fund’s inception):
Fund/Portfolio	2015 Aggregate Dollar Amount	As a Percentage of Average Net Assets	2014 Aggregate Dollar Amount	2013 Aggregate Dollar Amount
Alpha Fund*	$0	0.00%	$0	$0
Long/Short Equity Fund	$0	0.00%	$0	$0
Long/Short Debt Fund	$0	0.00%	$0	$0
Managed Futures Fund	$0	0.00%	$0	$0
Market Neutral Fund	$255,048	0.98%	$0	$0
Multi-Manager Fund*	$0	0.00%	$0	$0
Long/Short Equity Portfolio	$2,799,341	0.97%	$3,485,355	$2,445,918
Relative Value — Long/Short Debt Portfolio	$4,046,273	0.95%	$7,186,920	$2,668,465
Managed Futures Strategies Portfolio**	$504,897	0.98%	$529,239	$602,647
Market Neutral Portfolio*	$372,380	0.98%	$1,017,892	$713,687
Event Driven Portfolio*	$1,499,504	0.95%	$2,290,377	$1,299,725
*During the fiscal year ended December 31, 2015, the Alpha Fund and Multi-Manager Fund invested a portion of their assets in the Market Neutral Portfolio and Event Driven Portfolio, each a series of Underlying Funds Trust. Effective on May 29, 2015, the Event Driven Portfolio was reorganized into the Hatteras Event Driven Fund, a series of the Trust. Effective on or about June 30, 2015, the Alpha Fund and Multi-Manager Fund reallocated their investments in the Market Neutral Portfolio to the Hatteras Market Neutral Fund, a series of the Trust, which was liquidated on June 30, 2016.
** Effective on or about, April 29, 2016, the Managed Futures Fund ceased operating as a fund of funds.

Trading Advisors
The Advisor is responsible for selecting the trading advisors for the Managed Futures Fund. The trading advisors will be engaged to trade in accordance with the Managed Futures Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each trading advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the Managed Futures Fund assets it trades.

Revolution Capital Management, LLC
The Advisor has entered into a trading agreement with Revolution Capital Management, LLC (“Revolution”) to manage a portion of the Managed Futures Fund. Revolution is located at 520 Zang Street, Suite 209, Broomfield, CO 80021, and is registered as a CTA. Revolution provides trading services to high-net worth individuals and institutional investors.

ROW Asset Management, LLC
The Advisor has entered into a trading agreement with ROW Asset Management, LLC (“ROW”) to manage a portion of the Managed Futures Fund. ROW is located at 450 Newport Center Drive, Suite 420, Newport Beach, CA 92660, is a registered investment adviser and is registered as a CTA. ROW provides discretionary investment advice to pooled investment vehicles operating as private investment funds and separately managed accounts.

Trading Agreements
Each of the trading agreements provide that the trading advisor will assist the Advisor in providing a continuous investment program for that portion of the Managed Futures Fund’s assets allocated to the trading advisor including investment research and management with respect to commodity interests. Each trading advisor will, subject to the supervision and control of the Advisor, provide services under this Agreement in accordance with the Managed Futures Fund’s investment objective, policies and restrictions. Each trading advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the trading agreement.

Each trading agreement will continue in effect from year to year after each Agreement’s initial two-year term, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each trading agreement may be terminated without penalty at any time by the Advisor or the trading advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

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Portfolio Managers
The following section provides information regarding each portfolio managers’ compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Manager of the Funds (except the Disciplined Opportunity Fund)
The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of December 31, 2015, for the Funds. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Michael P. Hennen	0	$0	0	$0	0	$0

Other Accounts Managed by Portfolio Managers of the Disciplined Opportunity Fund
The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of December 31, 2015, for the Disciplined Opportunity Fund. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Glenn A. Myers	0	$0	2	$294	178	$172
John Longo	0	$0	2	$294	178	$172
Erman K Civelek	0	$0	2	$294	178	$172

As of December 31, 2015, none of the Trust’s portfolio managers had day-to-day management responsibilities with respect to accounts for which the advisory fee is based on account performance.

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.

Each sub-advisor may manage other accounts that have similar investment objectives or strategies. Portfolio managers of each of the sub-advisors who manage other investment accounts in addition to the Funds may be presented with the potential conflicts.

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Any material conflicts of interest which may arise in connection with a sub-advisor’s management of the Funds’ investments and the management of the investments of other accounts are addressed primarily through each sub-advisor’s allocation policies. The sub-advisors attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account.

Compensation Structure and Methods
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Funds’ portfolio managers as of December 31, 2015.

Hatteras Funds, LP
The compensation of the portfolio manager may include a fixed annual salary, a bonus plan based on the performance of a portfolio relative to an index and may include other incentive programs. Compensation levels, including base salary, may be contractually fixed with the Advisor.

Acertus Capital Management, LLC
The compensation of the portfolio managers for the Disciplined Opportunity Fund may include a fixed annual salary, a bonus plan and may include equity ownership of Acertus. Compensation levels, including base salary, may be contractually fixed with Acertus.

Securities Owned in the Funds by Portfolio Managers.

As of December 31, 2015, the portfolio managers owned the following equity securities in the Funds they respectively manage:

Dollar Range of Equity Securities in the
Name of Portfolio Manager	Alpha Fund	Long/Short Equity Fund	Long/Short Debt Fund	Managed Futures Fund	Multi-Manager Fund	Disciplined Opportunity Fund
Michael P. Hennen	$100,001-$500,000	$100,001-$500,000	$50,001-$100,000	None	None	N/A
Disciplined Opportunity Fund Portfolio Managers
Glenn A. Myers	N/A	N/A	N/A	N/A	N/A	$100,001- $500,000
John Longo	N/A	N/A	N/A	N/A	N/A	$10,001- $50,000
Erman K. Civelek	N/A	N/A	N/A	N/A	N/A	None

Codes of Ethics
The Funds, the Advisor, the sub-advisors, the trading advisors, and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Funds’ code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Advisor provides a voice on behalf of shareholders of the Funds. The Advisor views the proxy voting process as an integral part of the relationship with the Funds. The Advisor is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegate authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees. The Funds, through the Portfolio Managers or designated sub-advisor, will conduct a thorough review of and analysis of the underlying company’s proxy statements and vote proxies in accordance with the Funds’ Proxy Voting Policies and Procedures (“Policies and Procedures”), as summarized below. The Funds also have a designated Proxy Administrator who is responsible for ensuring that all Fund proxy matters are communicated to the Portfolio Managers or designated sub-advisor. The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, and that maximizes the value of the Fund’s investment.

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Policies and Procedures
The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction, subject to the oversight of the company’s board of directors. Accordingly, the Funds believe that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted. The company’s position, however, will not be supported in any situation where the Portfolio Managers reasonably believes that it is not in the best interest of the Funds or a particular company. It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, the Portfolio Managers, or designated sub-advisor, may occasionally take an independent view on certain issues and vote differently. Votes inconsistent with the Policies and Procedures are reviewed for reasonableness.

Certain of the Funds’ proxy voting guidelines as set forth in the Policies and Procedures are summarized below:

•	vote AGAINST proposals to require supermajority shareholder vote,
•	vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,
•	vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating their duty of care.

Although many proxy proposals can be voted in accordance with the Funds’ Policies and Procedures, some proposals (such as votes on proposals regarding director nominees or votes on compensation plans for directors) will require special consideration, and the Portfolio Managers will make a decision on a case-by-case basis in these situations.

Conflicts of Interest
Occasionally, the Advisor, or a sub-advisor or an affiliate, may be subject to conflicts of interest in the voting of Fund proxies due to business or personal relationships. In most cases, to the extent that there is little or no discretion to deviate from the Funds’ Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines. In other situations, the Portfolio Managers or designated sub-advisor may defer to the voting recommendation of either the Funds’ Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

More Information
The actual voting records relating to portfolio securities during the most recent 12‑month period ended June 30 is available without charge, upon request by calling toll-free, 1-877-569-2382 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-877-569-2382 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Hatteras Capital Distributors, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. Hatteras Capital Distributors, LLC is majority-owned and controlled by the Advisor. Quasar Distributors, LLC (“Quasar”) serves as the Funds’ sub-distributor pursuant to a sub-distribution agreement with the Funds and the Distributor.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

For the fiscal year ended December 31, 2015, the following amounts were paid to the Distributor with respect to the Funds:

Fund	Net Underwriting Discounts and Commission	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Alpha Fund	$3,742	$4,857	N/A	N/A
Long/Short Equity Fund	$7,042	N/A	N/A	N/A
Long/Short Debt Fund	$6,106	$69,787	N/A	N/A
Managed Futures Fund	N/A	N/A	N/A	N/A
Multi-Manager Fund	N/A	N/A	N/A	N/A
Disciplined Opportunity Fund	N/A	N/A	N/A	N/A

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Advisor and the sub-advisors for the Affiliated Funds that they manage for the Funds directly. The Advisor and their appointed sub-advisors are authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Advisor for the Funds’ use. Such allocation is to be in such amounts and proportions as the Advisor and sub-advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor or sub-advisor will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or sub-advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds.

In allocating portfolio brokerage, the Advisor or sub-advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or sub-advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

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For the following fiscal years ended December 31, the Funds paid the following brokerage commissions:

	Brokerage Commissions Paid for the Fiscal Year Ended December 31,
	2015	2014	2013
Alpha Fund	$0	$0	$0
Long/Short Equity Fund	$0	$0	$0
Long/Short Debt Fund	$0	$0	$0
Managed Futures Fund	$0	$0	$0
Multi-Manager Fund	$0	$0	$0
Disciplined Opportunity Fund	$30,144	$36,146	N/A

The SEC requires the Trust to provide certain information if the Funds held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. As of the fiscal year ended December 31, 2015, the Funds did not own securities of their regular brokers or dealers.

PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about a Fund’s portfolio holdings is in the best interest of Fund shareholders. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N‑Q. A Fund’s portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A list of each Fund’s underlying portfolio holdings as of each calendar quarter-end is also available on the Funds’ website at www.hatterasfunds.com within sixty days after the calendar quarter-end.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least sixty days, as described above. The disclosure is made with the authorization of either the Trust’s Chief Compliance Officer or his designee. In addition, the Funds’ Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Additionally, and in order to ensure that the disclosure of the Trust’s portfolio holdings is in the best interests of the Trust’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Chief Compliance Officer or a designated officer of the Trust when disclosing non-public portfolio holdings information to selected third parties: (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Trust’s shareholders and the service providers. Rating and ranking organizations, the Funds’ service providers and pension plan sponsors and/or their consultants are subject to these restrictions. Holdings information is currently being sent to Morningstar, Standard & Poor’s, Lipper, Bloomberg, Vickers Stock Research, Thomson Financial and Capital-Bridge sixty days following each calendar quarter.

In addition, the Funds’ service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisor or a sub-advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

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The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Advisor. The Advisor will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of a Fund and its shareholders. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

A Fund will invest portions of its assets to seek short-term capital appreciation. A Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Absolute return and arbitrage investment strategies are characterized by a high turnover rate because, in general, many of the opportunities for capital appreciation are of a relatively short time in duration. As an example, in merger arbitrage, the majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. A Fund will generally benefit from the timely realization of the opportunity for which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of a Fund’s investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

Portfolio turnover for Funds during the fiscal years ended December 31, 2014 and December 31, 2015, is shown in the table below.

	Portfolio Turnover for the Fiscal Year Ended December 31,
	2015	2014
Alpha Fund	30%	32%
Long/Short Equity Fund	42%	59%
Long/Short Debt Fund	6%	40%
Managed Futures Fund	18%	32%
Multi-Manager Fund	42%	41%
Disciplined Opportunity Fund	75%	29%

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FUND ADMINISTRATION

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Advisor and the Funds. As such, USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Funds. The Advisor paid the following to USBFS for administrative services for the past three fiscal years ended December 31.

	Administration Fees Paid for the Fiscal Year Ended December 31,
	2015	2014	2013
Alpha Fund	$390,925	$373,405	$361,876
Long/Short Equity Fund	$40,244	$19,778	$19,597
Long/Short Debt Fund	$260,280	$336,696	$85,062
Managed Futures Fund	$446	$272	$456
Multi-Manager Fund	$106,803	$188,475	$167,883
Disciplined Opportunity Fund	$72,396	$28,764	N/A1
1 For the fiscal period November 12, 2013 (commencement of operations) through December 31, 2013.

FUND ACCOUNTING AND TRANSFER AGENT

USBFS serves as Fund Accountant and Transfer Agent to the Funds pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Advisor. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accountant fee for the Funds, which will be billed to the Advisor on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee, which will be billed to the Advisor on a monthly basis.

CUSTODIAN

The Custodian for Alpha Fund is Custodial Trust Company, an affiliate of JPMorgan Chase & Co., located at 101 Carnegie Center, Princeton, NJ 08540. The Custodian for the Long/Short Equity Fund, Long/Short Debt Fund, Managed Futures Fund, Disciplined Opportunity Fund and Multi-Manager Fund is U.S. Bank N.A., located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. As Custodians, Custodial Trust Company and U.S. Bank N.A. hold all of the securities and cash owned by the Funds. All of the custodian fees will be paid by the Advisor.

DESCRIPTION OF SHARES

Each share of a Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Funds. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Funds and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

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The authorized capitalization of Hatteras Alternative Mutual Funds Trust consists of 1 billion shares of beneficial interest of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act (the “Plan”), whereby Class A and Class C shares of the Funds pay to the Distributor or certain other third parties distribution fees as described in the prospectus. The Distributor may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

The Trust’s Board of Trustees has determined that the Plan could be a significant factor in the growth and retention of Funds’ assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Funds’ shareholders. A cash flow from sales of shares may enable the Funds to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board also considered that continuing growth in the Funds’ size would be in the shareholders’ best interests because increased size would allow the Funds to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of the Funds closing to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Funds by promoting shareholder retention and reduced redemptions. The Board of Trustees therefore determined that it would benefit the Funds to have monies available for the direct distribution and service activities of the Advisor, in promoting the continuous sale of the Funds’ shares. The Board of Trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders.

The Plan has been approved by the Board of Trustees, including all of the trustees who are non-interested persons as defined in the Investment Company Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of the Funds. The Plan must be reviewed annually and may be continued from year to year by vote of `the Board of Trustees, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Advisor, or, as to the Funds, by vote of a majority of the Funds’ outstanding shares.

The Plan may not be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected series of the Trust, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

The Advisor is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the Board with such other information as it may reasonably request to enable it to make an informed determination of whether the Plan should be continued.

The maximum amount of fees payable under the Plan during any year with respect to Class A shares and Class C shares is 0.25% and 1.00%, respectively, of the average daily net assets of a Fund.

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For each class of a Fund covered by the Plan, the following Plan expenses were incurred in the fiscal year ended December 31, 2015:

Fund and Class	Advertising/ Marketing	Printing/ Postage	Payment to distributor	Payment to dealers	Compensation to sales personnel	Other	Total
Alpha Fund, Class A	$0	$0	$0	$25,470	$0	$0	$25,470
Alpha Fund, Class C	$0	$0	$0	$288,874	$0	$0	$288,874
Long/Short Equity Fund, Class A	$0	$0	$0	$16,645	$0	$0	$16,645
Long/Short Debt Fund, Class A	$0	$0	$0	$103,064	$0	$0	$103,064
Long/Short Debt Fund, Class C	$0	$0	$0	$301,186	$0	$0	$301,186
Managed Futures Fund, Class A	$0	$0	$0	$30	$0	$0	$30
Managed Futures Fund, Class C	$0	$0	$0	$0	$0	$0	$0
Multi-Manager Fund, Class A	$0	$0	$0	$0	$0	$0	$0
Multi-Manager Fund, Class C	$0	$0	$0	$0	$0	$0	$0
Disciplined Opportunity Fund, Class A	$0	$0	$0	$25	$0	$0	$25

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price
The NAV per share of a Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of a Fund, which typically consists of the Underlying Funds, less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and on the American Stock Exchange, at the last reported sales price on that exchange;
(2)
by valuing portfolio securities traded in the Nasdaq National Market System for which market quotations are readily available using the Nasdaq Official Closing Price (“NOCP”), or, if the NOCP is not available, at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices;

(3)	by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date are valued at the mean of the last bid and asked prices;
(4)
by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

(5)
by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

The Advisor reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Advisor.

The share price (NAV) of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time); on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

FLEX Options, which may be utilized by the Disciplined Opportunity Fund, are valued by an independent third party pricing service, which uses an equity option valuation model. The factors used in the option pricing model include the calculated volatility value of the custom option and the underlying reference equity index, the time between the effective date of the option and its expiration, and the agreed upon strike price. All inputs used by the pricing service in valuing the FLEX Options are considered observable market inputs, as a market for the custom options is established by the clearinghouse as new FLEX Options are created. Fair value determinations may be required for a FLEX Option in the event a price cannot be obtained from an independent pricing service or, in the judgment of the Advisor or Sub-Advisor as applicable, the price or value available does not represent the fair value of the instrument. Such fair value determinations will be made based on valuations procedures approved by the Fund’s Board of Trustees and may be based on factors including consensus quotes from several market making firms in the FLEX Options market.

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Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds’ Board of Trustees.

Purchase of Shares
Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share, plus any applicable sales charge, computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Exchange Privilege
Shareholders may exchange shares within the Trust. Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long term capital gains or losses on the exchange.

Shareholders may exchange shares by telephone or in writing as follows:

By Telephone:
You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging. Exchange requests must be received before 4:00 p.m., Eastern Time to be processed that day.

In Writing:
You may send your exchange request in writing. Please provide the fund name and account number for each of the funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

The Trust may modify or terminate the exchange privilege at any time upon 60 days prior notice to shareholders. Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes. If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Redemption of Shares
The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund’s investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up a Fund’s transaction costs measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.

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The Trust will redeem all or any portion of a shareholder’s shares of a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)
when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Funds’ Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

No Load Shares and Institutional Class Shares
No Load shares and Institutional Class Shares for the Funds may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ Distributor or for investment plans such as “wrap accounts which have entered into an agreement with the Funds’ Distributor. For example, No Load and Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with a Fund’s principal underwriter to offer No Load or Institutional shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). No Load shares are also subject to Shareholder Servicing Fee of 0.25% of average daily net assets. Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.

Sales Charges and Dealer Reallowance
Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets. In addition, Disciplined Opportunity Fund Class A share purchases of $1 million and more may be subject to a contingent deferred sales charge.

If you purchase Class A shares of a Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows and the dealer reallowance is as shown in the far right column:

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	0.00%

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The Distributor will receive all initial sales charges for the purchase of Class A shares of a Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of a Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above.

Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge. You may be able to reduce the sales charge on Class A shares of the Funds based on the combined market value of your accounts. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

•	By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. The Transfer Agent will hold in escrow shares equal to approximately 4.75% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount. For example, an investor has $50,000 to invest in a Fund, but intends to invest an additional $5,000 per month for the next 13 months for a total of $115,000. Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 3.75% rather than 4.75%. If the investor fails to meet the intended LOI amount in the 13-month period, however, the Fund will charge the higher sales load retroactively.

•	Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of a Fund already owned and adding the dollar amount of your current purchase. For example, an individual has a $55,000 investment in a Fund, which was sold with a 4.75% front-end load. The investor intends to open a second account and purchase $50,000 of the Fund. Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.75% (rather than the 4.75% for a single transaction amount).

Eligible Accounts. Certain accounts may be aggregated for ROA eligibility, including your current investment in a Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge. (Your primary household group consists of you, your spouse and children under age 21 living at home.) Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•	Individual or joint accounts held in your name;

•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and

•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;

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The following accounts are not eligible to be included in determining ROA eligibility;

•	Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge. If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.
•	Current employees of:
o	The Transfer Agent;
o	Broker-dealers, (including their affiliates) who act as selling agents for the Funds/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

Contingent Deferred Sales Charge
A contingent deferred sales charge may be imposed upon redemption of Class C shares. There is no such charge upon redemption of any share appreciation or reinvested dividends or distributions. The contingent deferred sales charge imposed upon Class C shares redeemed within 12 months of purchase is 1.00%.

A contingent deferred sales charge may also be imposed upon redemption of the Disciplined Opportunity Fund’s Class A shares, as discussed in detail above under “Sales Charges and Dealer Reallowances”.

Class H Shares for the Fund
Class H shares for the Fund may only be purchased by other investment companies advised by the Advisor or its affiliates, employees of the Advisor and Trustees of the Trust. There are no investment minimums for Class H shares.

TAX STATUS

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain which is distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of each Fund will be computed in accordance with Section 852 of the Code.

Each Fund intends to distribute all of its investment company taxable income and any excess of net long‑term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made by December 31, the end of each fiscal year. Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash. Investment company taxable income is generally made up of dividends, interest, net short-term capital gains, and other investment income, but excluding net capital gain, less expenses. Net capital gain for a fiscal year is computed as the excess, if any, of net long-term capital gains over net short‑term capital losses, and by taking into account any capital loss carryover of each Fund.

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Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2015, the following Funds had accumulated capital loss carryovers of:

	Capital Loss Carryover (short term)	Capital Loss Carryover (long term)	Expires
Hatteras Alpha Hedged Strategies Fund*	$19,848,952	N/A	12/31/2016
Hatteras Managed Futures Strategies Fund	$194	$38	Unlimited
* The entire amount of $19,848,952 is related to the Merger of Underlying Funds Trust-Equity Healthcare/Biotech, Underlying Funds Trust-Long/Short Equity REIT, and Underlying Funds Trust-Global Hedged Income.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which each Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s investment company taxable income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to each Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code with respect to an investment in a regulated investment company if they have not funded such investment with borrowed funds.

Distributions of investment company taxable income are taxable to shareholders as ordinary income or, under current law, as qualified dividend income.

Distributions of net capital gain (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

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A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to the reporting requirements described below.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect tax identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of Fund shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. Persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by a shareholder.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Cohen Fund Audit Services, Ltd, 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 as their independent registered public accounting firm.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103, is counsel to the Funds and provides counsel on legal matters relating to the Funds.

FINANCIAL STATEMENTS

The annual report for the Funds for the fiscal year ended December 31, 2015 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

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“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

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“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

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“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

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A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact.  They include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.

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